REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Separate Account A of Union Security Life Insurance Company of New York and the Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Separate Account A of Union Security Life Insurance Company of New York (the “Account”), as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.

American Century VP Balanced Fund	Hartford Stock HLS Fund
American Century VP Capital Appreciation Fund	VY® JPMorgan Emerging Markets Equity Portfolio
AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Health Care Fund
Invesco V.I. Core Equity Fund	Invesco V.I. Technology Fund
AB VPS Large Cap Growth Portfolio	MFS® High Yield Portfolio
Federated Hermes Fund for U.S. Government Securities II	MFS® Income Portfolio
Federated Hermes Managed Volatility Fund II	BlackRock S&P 500 Index V.I. Fund
Hartford Balanced HLS Fund	Neuberger Berman AMT Short Duration Bond Portfolio
Hartford Total Return Bond HLS Fund	Pioneer Fund VCT Portfolio
Hartford Capital Appreciation HLS Fund	Pioneer Select Mid Cap Growth VCT Portfolio
Hartford Dividend and Growth HLS Fund	VanEck VIP Global Resources Fund
Hartford Disciplined Equity HLS Fund	Allspring VT Discovery SMID Cap Growth Fund (formerly Allspring VT Discovery Fund)
Hartford International Opportunities HLS Fund	Voya Global High Dividend Low Volatility Portfolio
Hartford Ultrashort Bond HLS Fund	NVIT Emerging Markets Fund
Hartford SmallCap Growth HLS Fund

We have also audited the accompanying statements of assets and liabilities of Hartford MidCap HLS Fund, MFS® Growth Series, Neuberger Berman AMT Sustainable Equity Portfolio, Invesco V.I. Government Securities Fund and Invesco V.I. High Yield Fund and the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below, and the related notes. We have also audited the accompanying statements of operations, statements of changes in net assets, and financial highlights of Invesco V.I. Government Money Market Fund and Federated Hermes High Income Bond Fund II for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Hartford MidCap HLS Fund	December 31, 2023	Year ended December 31, 2023	Two years in the period ended December 31, 2023	Three years in the period ended December 31, 2023 and the period from September 18, 2020 to December 31, 2020
MFS® Growth Series	December 31, 2023	Year ended December 31, 2023	Two years in the period ended December 31, 2023	Three years in the period ended December 31, 2023 and the period from October 7, 2020 to December 31, 2020
Neuberger Berman AMT Sustainable Equity Portfolio	December 31, 2023	Year ended December 31, 2023	Two years in the period ended December 31, 2023	Four years in the period ended December 31, 2023 and the period from April 30, 2019 to December 31, 2019
Invesco V.I. Government Securities Fund	December 31, 2023	Year ended December 31, 2023	Year ended December 31, 2023 and the period from June 28, 2022 to December 31, 2022	Year ended December 31, 2023 and the period from June 28, 2022 to December 31, 2022

Invesco V.I. High Yield Fund	December 31, 2023	Period from May 24, 2023 through December 31, 2023	Year ended December 31, 2023 and the period from May 4, 2022 to May 9, 2022	Year ended December 31, 2023 and the period from May 4, 2022 to May 9, 2022
Invesco V.I. Government Money Market Fund	Not Applicable	Period from January 1, 2023 to November 13, 2023	Period from January 1, 2023 to November 13, 2023 and the year ended December 31, 2022	Period from January 1, 2023 to November 13, 2023 and the four years in the period ended December 31, 2022
Federated Hermes High Income Bond Fund II	Not Applicable	Period from February 17, 2023 to February 21, 2023	Period from February 17, 2023 to February 21, 2023	Period from February 17, 2023 to February 21, 2023

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Separate Account A of Union Security Life Insurance Company of New York as of December 31, 2023 (or as noted in the table above), and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Hartford, Connecticut

April 19, 2024

We have served as the auditor of the Separate Account A of Union Security Life Insurance Company of New York since 2002.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Assets and Liabilities
December 31, 2023

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	AB VPS Large Cap Growth Portfolio	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes Managed Volatility Fund II	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	22,419	—	—	—	75,885	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	63,335	36,566	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	204,031
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	10,005	7,943	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	50,064	12,709	27,128	—	—	—	—
Total investments	63,335	36,566	22,419	50,064	12,709	27,128	75,885	10,005	7,943	204,031
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	2	1	1	2	1	3	3	—	—	23
Other assets	—	—	1	—	—	—	—	1	—	—
Total assets	63,337	36,567	22,421	50,066	12,710	27,131	75,888	10,006	7,943	204,054

Liabilities:
Due to Sponsor Company	2	1	1	2	1	3	3	—	—	23
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	1	—	—	—
Total liabilities	2	1	1	2	1	3	4	—	—	23

Net assets:
For contract liabilities	$63,335	$36,566	$22,420	$50,064	$12,709	$27,128	$75,884	$10,006	$7,943	$204,031

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	22,420	—	—	—	75,884	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	63,335	36,566	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	204,031
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	10,006	7,943	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	50,064	12,709	27,128	—	—	—	—
Total contract liabilities	$63,335	$36,566	$22,420	$50,064	$12,709	$27,128	$75,884	$10,006	$7,943	$204,031

Shares:
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	1,255	—	—	—	1,019	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	8,279	2,571	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	7,094
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	1,070	881	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	1,709	1,231	5,784	—	—	—	—
Total shares	8,279	2,571	1,255	1,709	1,231	5,784	1,019	1,070	881	7,094

Cost	$57,268	$36,329	$28,136	$47,623	$12,140	$26,481	$60,088	$11,799	$8,944	$181,461

Deferred contracts in the accumulation period:
Units owned by participants #	1,230	504	1,740	892	1,358	2,705	581	473	224	20,223
Minimum unit fair value #*	$51.483218	$72.552776	$12.883265	$56.107182	$9.358998	$10.027320	$130.586121	$21.173796	$35.417474	$10.074116
Maximum unit fair value #*	$51.483218	$72.552776	$12.883265	$56.107182	$9.358998	$10.027320	$130.586121	$21.173796	$35.417474	$10.074116
Contract liability	$63,335	$36,566	$22,420	$50,064	$12,709	$27,128	$75,884	$10,006	$7,943	$203,729

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—	—	—	—	—	30
Minimum unit fair value #*	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10.074116
Maximum unit fair value #*	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10.074116
Contract liability	$—	$—	$—	$—	$—	$—	$—	$—	$—	$302

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Assets and Liabilities (continued)
December 31, 2023

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	4,374
class IA	182,881	69,943	305,075	2,051,367	134,043	148,956	67,598	262,603	3,916	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
Total investments	182,881	69,943	305,075	2,051,367	134,043	148,956	67,598	262,603	3,916	4,374
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	20	8	34	228	15	17	7	29	—	—
Other assets	—	—	—	—	—	—	—	—	—	—
Total assets	182,901	69,951	305,109	2,051,595	134,058	148,973	67,605	262,632	3,916	4,374

Liabilities:
Due to Sponsor Company	20	8	34	228	15	17	7	29	—	—
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	1	—	—	—	—	—	—	—
Total liabilities	20	8	35	228	15	17	7	29	—	—

Net assets:
For contract liabilities	$182,881	$69,943	$305,074	$2,051,367	$134,043	$148,956	$67,598	$262,603	$3,916	$4,374

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	4,374
class IA	182,881	69,943	305,074	2,051,367	134,043	148,956	67,598	262,603	3,916	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$182,881	$69,943	$305,074	$2,051,367	$134,043	$148,956	$67,598	$262,603	$3,916	$4,374

Shares:
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	348
class IA	19,110	1,519	13,481	108,768	8,859	5,446	6,538	10,214	41	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
Total shares	19,110	1,519	13,481	108,768	8,859	5,446	6,538	10,214	41	348

Cost	$216,554	$70,421	$281,444	$1,674,987	$101,077	$183,855	$65,862	$238,225	$2,572	$5,795

Deferred contracts in the accumulation period:
Units owned by participants #	48,248	10,609	55,222	20,623	36,087	13,495	37,140	2,862	762	179
Minimum unit fair value #*	$3.772372	$6.592530	$5.515953	$99.310466	$3.714494	$11.001519	$1.713784	$91.756045	$5.137128	$24.455130
Maximum unit fair value #*	$3.772372	$6.592530	$5.515953	$99.310466	$3.714494	$11.001519	$10.759440	$91.756045	$5.137128	$24.455130
Contract liability	$182,008	$69,943	$304,601	$2,048,051	$134,043	$148,465	$67,598	$262,603	$3,916	$4,374

Contracts in payout (annuitization) period:
Units owned by participants #	231	—	86	33	—	45	—	—	—	—
Minimum unit fair value #*	$3.772372	$—	$5.515953	$99.310466	$—	$11.001519	$—	$—	$—	$—
Maximum unit fair value #*	$3.772372	$—	$5.515953	$99.310466	$—	$11.001519	$—	$—	$—	$—
Contract liability	$873	$—	$473	$3,316	$—	$491	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Assets and Liabilities (continued)
December 31, 2023

	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Global Resources Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	699,140	14,017	37,818	55,818	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	1,893	7,981	11,003	—	—	—	—	7,875
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	105,982	40,177	—	—	—	—	—	—	—	—
Total investments	105,982	40,177	1,893	7,981	11,003	699,140	14,017	37,818	55,818	7,875
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	4	2	—	—	—	71	1	1	2	—
Other assets	—	—	—	—	—	—	—	—	—	—
Total assets	105,986	40,179	1,893	7,981	11,003	699,211	14,018	37,819	55,820	7,875

Liabilities:
Due to Sponsor Company	4	2	—	—	—	71	1	1	2	—
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	1	—	—	1	—	—	—	—	—
Total liabilities	4	3	—	—	1	71	1	1	2	—

Net assets:
For contract liabilities	$105,982	$40,176	$1,893	$7,981	$11,002	$699,140	$14,017	$37,818	$55,818	$7,875

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	699,140	14,017	37,818	55,818	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	1,893	7,981	11,002	—	—	—	—	7,875
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	105,982	40,176	—	—	—	—	—	—	—	—
Total contract liabilities	$105,982	$40,176	$1,893	$7,981	$11,002	$699,140	$14,017	$37,818	$55,818	$7,875

Shares:
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	23,620	1,454	2,362	2,535	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	31	1,596	1,315	—	—	—	—	296
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	4,090	2,172	—	—	—	—	—	—	—	—
Total shares	4,090	2,172	31	1,596	1,315	23,620	1,454	2,362	2,535	296

Cost	$102,973	$38,803	$2,111	$9,194	$12,881	$573,508	$15,233	$37,283	$64,620	$8,333

Deferred contracts in the accumulation period:
Units owned by participants #	1,454	669	16	544	858	40,400	823	724	765	239
Minimum unit fair value #*	$72.870547	$60.062143	$116.436204	$14.677683	$12.823904	$17.174219	$17.028799	$52.203969	$72.929945	$32.952528
Maximum unit fair value #*	$72.870547	$60.062143	$116.436204	$14.677683	$12.823904	$18.112734	$17.028799	$52.203969	$72.929945	$32.952528
Contract liability	$105,982	$40,176	$1,893	$7,981	$11,002	$698,750	$14,017	$37,818	$55,818	$7,875

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—	23	—	—	—	—
Minimum unit fair value #*	$—	$—	$—	$—	$—	$17.174219	$—	$—	$—	$—
Maximum unit fair value #*	$—	$—	$—	$—	$—	$17.174219	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—	$390	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Assets and Liabilities (concluded)
December 31, 2023

	Allspring VT Discovery SMID Cap Growth Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$43,671	$—	$—	$—
class A	—	—	—	—
class D	—	—	7,370	—
class I	—	—	—	79,395
class IA	—	—	—	—
class INIT	—	—	—	—
class PRIM	—	—	—	—
class S	—	59,594	—	—
class S1	—	—	—	—
Total investments	43,671	59,594	7,370	79,395
Due from Sponsor Company	—	—	—	—
Receivable for fund shares sold	2	2	—	3
Other assets	—	—	1	—
Total assets	43,673	59,596	7,371	79,398

Liabilities:
Due to Sponsor Company	2	2	—	3
Payable for fund shares purchased	—	—	—	—
Other liabilities	—	—	—	—
Total liabilities	2	2	—	3

Net assets:
For contract liabilities	$43,671	$59,594	$7,371	$79,395

Contract Liabilities:
class 2	$43,671	$—	$—	$—
class A	—	—	—	—
class D	—	—	7,371	—
class I	—	—	—	79,395
class IA	—	—	—	—
class INIT	—	—	—	—
class PRIM	—	—	—	—
class S	—	59,594	—	—
class S1	—	—	—	—
Total contract liabilities	$43,671	$59,594	$7,371	$79,395

Shares:
class 2	2,134	—	—	—
class A	—	—	—	—
class D	—	—	713	—
class I	—	—	—	2,381
class IA	—	—	—	—
class INIT	—	—	—	—
class PRIM	—	—	—	—
class S	—	5,393	—	—
class S1	—	—	—	—
Total shares	2,134	5,393	713	2,381

Cost	$51,842	$54,786	$7,286	$66,810

Deferred contracts in the accumulation period:
Units owned by participants #	451	3,825	673	4,689
Minimum unit fair value #*	$96.824038	$15.580049	$10.955175	$16.930718
Maximum unit fair value #*	$96.824038	$15.580049	$10.955175	$16.930718
Contract liability	$43,671	$59,594	$7,371	$79,395

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—
Minimum unit fair value #*	$—	$—	$—	$—
Maximum unit fair value #*	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Funded as of May 24, 2023.
(2) Formerly Allspring VT Discovery Fund. Change effective May 1, 2023.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Operations
For the Periods Ended December 31, 2023

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account (3)(4)

Investment income:
Dividends	$1,270	$—	$—	$341	$257	$1,369	$102	$—	$243	$—

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(296)	(150)	(95)	(241)	(167)	(212)	(29)	(288)	(44)	—
Total expenses	(296)	(150)	(95)	(241)	(167)	(212)	(29)	(288)	(44)	—
Net investment income (loss)	974	(150)	(95)	100	90	1,157	73	(288)	199	—

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	199	(14)	(116)	9	6	2	(1)	885	(135)	(1)
Net realized gain distributions	—	48	784	1,100	—	—	—	4,663	—	—
Change in unrealized appreciation (depreciation) during the period	8,074	6,248	1,847	9,318	300	647	—	13,076	289	—
Net gain (loss) on investments	8,273	6,282	2,515	10,427	306	649	(1)	18,624	154	(1)
Net increase (decrease) in net assets resulting from operations	$9,247	$6,132	$2,420	$10,527	$396	$1,806	$72	$18,336	$353	$(1)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Operations (continued)
For the Periods Ended December 31, 2023

	Federated Hermes Managed Volatility Fund II	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$138	$3,667	$6,161	$570	$4,565	$16,044	$1,637	$65	$929	$—

Expenses:
Administrative charges	—	(210)	(178)	—	—	(1,979)	—	—	(66)	(243)
Mortality and expense risk charges	(33)	(2,627)	(2,230)	(862)	(3,830)	(24,732)	(1,919)	(2,331)	(850)	(3,033)
Total expenses	(33)	(2,837)	(2,408)	(862)	(3,830)	(26,711)	(1,919)	(2,331)	(916)	(3,276)
Net investment income (loss)	105	830	3,753	(292)	735	(10,667)	(282)	(2,266)	13	(3,276)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(7)	2,247	(2,636)	(77)	1,841	25,084	6,730	(17,462)	19	185
Net realized gain distributions	—	6,009	—	1,103	24,811	12,904	—	10,771	—	—
Change in unrealized appreciation (depreciation) during the period	504	15,932	8,542	10,131	7,312	325,493	7,293	30,716	2,604	41,579
Net gain (loss) on investments	497	24,188	5,906	11,157	33,964	363,481	14,023	24,025	2,623	41,764
Net increase (decrease) in net assets resulting from operations	$602	$25,018	$9,659	$10,865	$34,699	$352,814	$13,741	$21,759	$2,636	$38,488

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Operations (continued)
For the Periods Ended December 31, 2023

	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$50	$83	$—	$—	$—	$432	$389	$8,842	$624	$307

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(50)	(19)	(515)	(178)	(7)	(33)	(47)	(8,809)	(62)	(163)
Total expenses	(50)	(19)	(515)	(178)	(7)	(33)	(47)	(8,809)	(62)	(163)
Net investment income (loss)	—	64	(515)	(178)	(7)	399	342	33	562	144

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	173	(8)	(376)	(1,272)	1	(6)	(40)	30,025	(6)	(18)
Net realized gain distributions	182	—	—	—	130	—	—	27,019	—	1,498
Change in unrealized appreciation (depreciation) during the period	(117)	205	3,125	15,190	375	457	428	107,281	165	7,560
Net gain (loss) on investments	238	197	2,749	13,918	506	451	388	164,325	159	9,040
Net increase (decrease) in net assets resulting from operations	$238	$261	$2,234	$13,740	$499	$850	$730	$164,358	$721	$9,184

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Operations (concluded)
For the Periods Ended December 31, 2023

	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Global Resources Fund	Allspring VT Discovery SMID Cap Growth Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$224	$—	$1,769	$105	$256

Expenses:
Administrative charges	—	—	—	—	—	—
Mortality and expense risk charges	(228)	(94)	(181)	(289)	(33)	(330)
Total expenses	(228)	(94)	(181)	(289)	(33)	(330)
Net investment income (loss)	(228)	130	(181)	1,480	72	(74)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(75)	(3,245)	(92)	251	4	604
Net realized gain distributions	—	—	—	2,261	—	1,208
Change in unrealized appreciation (depreciation) during the period	8,915	(741)	7,430	(706)	161	15,598
Net gain (loss) on investments	8,840	(3,986)	7,338	1,806	165	17,410
Net increase (decrease) in net assets resulting from operations	$8,612	$(3,856)	$7,157	$3,286	$237	$17,336

The accompanying notes are an integral part of these financial statements.

(1) Funded as of May 24, 2023.
(2) Not funded as of December 31, 2023.
(3) Funded as of February 17, 2023.
(4) Not funded as of December 31, 2023.
(5) Formerly Allspring VT Discovery Fund. Change effective May 1, 2023.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets
For the Periods Ended December 31, 2023

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account (3)(4)

Operations:
Net investment income (loss)	$974	$(150)	$(95)	$100	$90	$1,157	$73	$(288)	$199	$—
Net realized gain (loss) on security transactions	199	(14)	(116)	9	6	2	(1)	885	(135)	(1)
Net realized gain distributions	—	48	784	1,100	—	—	—	4,663	—	—
Change in unrealized appreciation (depreciation) during the period	8,074	6,248	1,847	9,318	300	647	—	13,076	289	—
Net increase (decrease) in net assets resulting from operations	9,247	6,132	2,420	10,527	396	1,806	72	18,336	353	(1)

Unit transactions:
Purchases	—	—	—	—	—	—	—	—	—	—
Net transfers	—	—	—	—	—	25,321	—	14,395	—	—
Surrenders for benefit payments and fees	(931)	(5)	(28)	(1,028)	—	—	(965)	(4,085)	(85)	(9)
Other transactions	—	—	—	—	1	1	1	(1)	—	—
Death benefits	(8,277)	—	33	(9,264)	—	—	(1,585)	60	65	10
Net annuity transactions	—	—	—	—	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(9,208)	(5)	5	(10,292)	1	25,322	(2,549)	10,369	(20)	1
Net increase (decrease) in net assets	39	6,127	2,425	235	397	27,128	(2,477)	28,705	333	—

Net assets:
Beginning of period	63,296	30,439	19,995	49,829	12,312	—	2,477	47,179	9,673	—
End of period	$63,335	$36,566	$22,420	$50,064	$12,709	$27,128	$—	$75,884	$10,006	$—

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2023

	Federated Hermes Managed Volatility Fund II	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$105	$830	$3,753	$(292)	$735	$(10,667)	$(282)	$(2,266)	$13	$(3,276)
Net realized gain (loss) on security transactions	(7)	2,247	(2,636)	(77)	1,841	25,084	6,730	(17,462)	19	185
Net realized gain distributions	—	6,009	—	1,103	24,811	12,904	—	10,771	—	—
Change in unrealized appreciation (depreciation) during the period	504	15,932	8,542	10,131	7,312	325,493	7,293	30,716	2,604	41,579
Net increase (decrease) in net assets resulting from operations	602	25,018	9,659	10,865	34,699	352,814	13,741	21,759	2,636	38,488

Unit transactions:
Purchases	—	125	—	—	—	4,426	50	—	3	—
Net transfers	—	(483)	1,207	—	1,636	(3,941)	684	1,176	(621)	1,826
Surrenders for benefit payments and fees	(2)	(37,496)	(4,031)	—	(15,447)	(183,043)	(28,029)	(62,207)	(5,999)	(7,076)
Other transactions	—	—	—	—	—	—	—	—	1	—
Death benefits	—	—	(4,217)	—	(4,138)	(26,124)	(2,209)	(1,544)	(4,612)	—
Net annuity transactions	—	(62)	(128)	—	(96)	(543)	—	(101)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(2)	(37,916)	(7,169)	—	(18,045)	(209,225)	(29,504)	(62,676)	(11,228)	(5,250)
Net increase (decrease) in net assets	600	(12,898)	2,490	10,865	16,654	143,589	(15,763)	(40,917)	(8,592)	33,238

Net assets:
Beginning of period	7,343	216,929	180,391	59,078	288,420	1,907,778	149,806	189,873	76,190	229,365
End of period	$7,943	$204,031	$182,881	$69,943	$305,074	$2,051,367	$134,043	$148,956	$67,598	$262,603

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2023

	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$—	$64	$(515)	$(178)	$(7)	$399	$342	$33	$562	$144
Net realized gain (loss) on security transactions	173	(8)	(376)	(1,272)	1	(6)	(40)	30,025	(6)	(18)
Net realized gain distributions	182	—	—	—	130	—	—	27,019	—	1,498
Change in unrealized appreciation (depreciation) during the period	(117)	205	3,125	15,190	375	457	428	107,281	165	7,560
Net increase (decrease) in net assets resulting from operations	238	261	2,234	13,740	499	850	730	164,358	721	9,184

Unit transactions:
Purchases	—	—	—	—	—	—	—	1,050	—	—
Net transfers	(414)	—	—	14,395	—	—	—	(1,070)	—	410
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(3)	(3)	(1,571)	(16,673)	(6)	(1)	(15)	(197,889)	—	(4,046)
Other transactions	(8)	—	—	—	(4)	—	—	—	—	(9)
Death benefits	—	—	(14,007)	12	—	—	15	(7,399)	—	(361)
Net annuity transactions	—	—	—	—	—	—	—	(77)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(425)	(3)	(15,578)	(2,266)	(10)	(1)	—	(205,385)	—	(4,006)
Net increase (decrease) in net assets	(187)	258	(13,344)	11,474	489	849	730	(41,027)	721	5,178

Net assets:
Beginning of period	4,103	4,116	119,326	28,702	1,404	7,132	10,272	740,167	13,296	32,640
End of period	$3,916	$4,374	$105,982	$40,176	$1,893	$7,981	$11,002	$699,140	$14,017	$37,818

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2023

	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Global Resources Fund	Allspring VT Discovery SMID Cap Growth Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(228)	$130	$(181)	$1,480	$72	$(74)
Net realized gain (loss) on security transactions	(75)	(3,245)	(92)	251	4	604
Net realized gain distributions	—	—	—	2,261	—	1,208
Change in unrealized appreciation (depreciation) during the period	8,915	(741)	7,430	(706)	161	15,598
Net increase (decrease) in net assets resulting from operations	8,612	(3,856)	7,157	3,286	237	17,336

Unit transactions:
Purchases	—	—	—	—	—	—
Net transfers	—	(28,791)	—	—	—	—
Surrenders for benefit payments and fees	(38)	(15)	(22)	(1,003)	(19)	(4,017)
Other transactions	—	1	—	—	—	—
Death benefits	—	—	14	(8,951)	15	—
Net annuity transactions	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(38)	(28,805)	(8)	(9,954)	(4)	(4,017)
Net increase (decrease) in net assets	8,574	(32,661)	7,149	(6,668)	233	13,319

Net assets:
Beginning of period	47,244	40,536	36,522	66,262	7,138	66,076
End of period	$55,818	$7,875	$43,671	$59,594	$7,371	$79,395

The accompanying notes are an integral part of these financial statements.

(1) Funded as of May 24, 2023.
(2) Not funded as of December 31, 2023.
(3) Funded as of February 17, 2023.
(4) Not funded as of December 31, 2023.
(5) Formerly Allspring VT Discovery Fund. Change effective May 1, 2023.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets
For the Periods Ended December 31, 2022

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes Managed Volatility Fund II
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$510	$(146)	$(96)	$256	$(331)	$3	$(333)	$142	$107
Net realized gain (loss) on security transactions	18	(13)	(19)	17	(10,175)	—	11,096	(13)	(4)
Net realized gain distributions	10,324	4,579	3,473	8,431	—	—	6,158	—	1,771
Change in unrealized appreciation (depreciation) during the period	(24,410)	(16,513)	(11,110)	(21,874)	269	—	(55,195)	(1,570)	(3,084)
Net increase (decrease) in net assets resulting from operations	(13,558)	(12,093)	(7,752)	(13,170)	(10,237)	3	(38,274)	(1,441)	(1,210)

Unit transactions:
Purchases	—	—	—	—	—	—	—	—	—
Net transfers	—	—	—	—	148,089	—	(52,603)	—	—
Surrenders for benefit payments and fees	(18)	(5)	—	—	(15,465)	(31)	(37)	(26)	(2)
Other transactions	—	—	—	—	—	—	1	—	—
Death benefits	—	—	—	—	(110,075)	—	—	—	—
Net annuity transactions	—	—	—	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(18)	(5)	—	—	22,549	(31)	(52,639)	(26)	(2)
Net increase (decrease) in net assets	(13,576)	(12,098)	(7,752)	(13,170)	12,312	(28)	(90,913)	(1,467)	(1,212)

Net assets:
Beginning of period	76,872	42,537	27,747	62,999	—	2,505	138,092	11,140	8,555
End of period	$63,296	$30,439	$19,995	$49,829	$12,312	$2,477	$47,179	$9,673	$7,343

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,064	$3,101	$(245)	$977	$(7,716)	$379	$(1,091)	$(872)	$(3,403)	$13
Net realized gain (loss) on security transactions	883	(3,173)	(43)	3,062	52,428	10,834	(6,011)	(163)	722	28
Net realized gain distributions	29,244	2,303	8,110	31,800	114,062	26,659	30,619	—	42,128	403
Change in unrealized appreciation (depreciation) during the period	(69,497)	(36,494)	(19,442)	(70,006)	(670,616)	(75,791)	(97,008)	(228)	(136,651)	(722)
Net increase (decrease) in net assets resulting from operations	(38,306)	(34,263)	(11,620)	(34,167)	(511,842)	(37,919)	(73,491)	(1,263)	(97,204)	(278)

Unit transactions:
Purchases	150	—	—	—	4,740	1,560	—	—	—	—
Net transfers	(697)	29,602	—	(4,356)	(28,347)	535	2,625	(1,188)	1,248	—
Surrenders for benefit payments and fees	(5,864)	(12,981)	1	(5,736)	(90,071)	(3,544)	(35,400)	(5,904)	(3,634)	(3)
Other transactions	—	(3)	—	7	4	1	2	1	—	(3)
Death benefits	—	(1,393)	—	(1,401)	(3,745)	(680)	(513)	(1,558)	(763)	—
Net annuity transactions	(72)	(1,150)	—	(4,325)	(158,346)	(19,970)	(122)	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(6,483)	14,075	1	(15,811)	(275,765)	(22,098)	(33,408)	(8,649)	(3,149)	(6)
Net increase (decrease) in net assets	(44,789)	(20,188)	(11,619)	(49,978)	(787,607)	(60,017)	(106,899)	(9,912)	(100,353)	(284)

Net assets:
Beginning of period	261,718	200,579	70,697	338,398	2,695,385	209,823	296,772	86,102	329,718	4,387
End of period	$216,929	$180,391	$59,078	$288,420	$1,907,778	$149,806	$189,873	$76,190	$229,365	$4,103

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	Pioneer Select Mid Cap Growth VCT Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(20)	$(531)	$(305)	$(7)	$376	$329	$2,431	$460	$113	$(235)
Net realized gain (loss) on security transactions	(4)	53	9,064	3	(6)	(7)	11,235	(4)	(15)	(45)
Net realized gain distributions	1,215	16,456	13,262	182	—	106	36,228	—	5,601	10,150
Change in unrealized appreciation (depreciation) during the period	(2,655)	(34,936)	(74,848)	(833)	(1,244)	(2,112)	(226,466)	(1,246)	(7,343)	(31,479)
Net increase (decrease) in net assets resulting from operations	(1,464)	(18,958)	(52,827)	(655)	(874)	(1,684)	(176,572)	(790)	(1,644)	(21,609)

Unit transactions:
Purchases	—	—	—	—	—	—	1,650	—	—	—
Net transfers	—	—	(75,897)	—	—	—	32,703	—	32,125	—
Surrenders for benefit payments and fees	(3)	(27)	(24)	(5)	—	(1)	(18,243)	—	(6)	(46)
Other transactions	—	—	—	(4)	—	—	1	—	—	—
Death benefits	—	—	—	—	—	—	(257)	—	—	—
Net annuity transactions	—	—	—	—	—	—	(41,275)	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(3)	(27)	(75,921)	(9)	—	(1)	(25,421)	—	32,119	(46)
Net increase (decrease) in net assets	(1,467)	(18,985)	(128,748)	(664)	(874)	(1,685)	(201,993)	(790)	30,475	(21,655)

Net assets:
Beginning of period	5,583	138,311	157,450	2,068	8,006	11,957	942,160	14,086	2,165	68,899
End of period	$4,116	$119,326	$28,702	$1,404	$7,132	$10,272	$740,167	$13,296	$32,640	$47,244

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2022

	VanEck VIP Global Resources Fund	Allspring VT Discovery Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$549	$(185)	$1,343	$(22)	$53
Net realized gain (loss) on security transactions	3	(15)	28	2	20
Net realized gain distributions	—	14,068	2,158	—	6,575
Change in unrealized appreciation (depreciation) during the period	243	(36,378)	(7,417)	(2,405)	(15,359)
Net increase (decrease) in net assets resulting from operations	795	(22,510)	(3,888)	(2,425)	(8,711)

Unit transactions:
Purchases	—	—	—	—	—
Net transfers	32,125	—	—	—	32,125
Surrenders for benefit payments and fees	(18)	(10)	(15)	(10)	(23)
Other transactions	—	—	—	—	—
Death benefits	—	—	—	—	—
Net annuity transactions	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	32,107	(10)	(15)	(10)	32,102
Net increase (decrease) in net assets	32,902	(22,520)	(3,903)	(2,435)	23,391

Net assets:
Beginning of period	7,634	59,042	70,165	9,573	42,685
End of period	$40,536	$36,522	$66,262	$7,138	$66,076

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Notes to Financial Statements
December 31, 2023

1. Organization:

Separate Account A (the “Account”) is a separate investment account established by Union Security Life Insurance Company of New York (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of New York and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

The Account is comprised of the following Sub-Accounts:

American Century VP Balanced Fund, American Century VP Capital Appreciation Fund, AB VPS Sustainable International Thematic Portfolio, Invesco V.I. Core Equity Fund, Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. Government Money Market Fund^, AB VPS Large Cap Growth Portfolio, Federated Hermes Fund for U.S. Government Securities II, Federated Hermes High Income Bond Fund II^, Federated Hermes Managed Volatility Fund II, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, VY® JPMorgan Emerging Markets Equity Portfolio, Invesco V.I. Health Care Fund, Invesco V.I. Technology Fund, MFS® Growth Series, MFS® High Yield Portfolio, MFS® Income Portfolio, BlackRock S&P 500 Index V.I. Fund, Neuberger Berman AMT Short Duration Bond Portfolio, Pioneer Fund VCT Portfolio, Pioneer Select Mid Cap Growth VCT Portfolio, VanEck VIP Global Resources Fund, Allspring VT Discovery SMID Cap Growth Fund (Formerly Allspring VT Discovery Fund), Voya Global High Dividend Low Volatility Portfolio, NVIT Emerging Markets Fund, Neuberger Berman AMT Sustainable Equity Portfolio.

^ This Sub-Account was not funded as of December 31, 2023, and as a result, is not presented in the statements of assets and liabilities.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-
dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2023 closing net asset value as determined by the appropriate Fund Manager.

For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2023, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account recognizes transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2023 and 2022.

g) Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2019 tax year and the Sponsor Company is not currently under examination for any open years.  Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2023.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.25% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.10% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee in the amount of $30 may be charged. These expenses are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e)Transactions with Related Parties - The Sponsor and its affiliates may receive fees from funds for services provided.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2023 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Balanced Fund	$1,270	$9,505
American Century VP Capital Appreciation Fund	$48	$155
AB VPS Sustainable International Thematic Portfolio	$1,072	$379
Invesco V.I. Core Equity Fund	$1,441	$10,534
Invesco V.I. Government Securities Fund	$257	$167
Invesco V.I. High Yield Fund	$26,691	$212
Invesco V.I. Government Money Market Fund+	$102	$2,579
AB VPS Large Cap Growth Portfolio	$19,562	$4,817
Federated Hermes Fund for U.S. Government Securities II	$846	$667
Federated Hermes High Income Bond Fund II+	$97	$96
Federated Hermes Managed Volatility Fund II	$138	$35
Hartford Balanced HLS Fund	$10,240	$41,318
Hartford Total Return Bond HLS Fund	$8,415	$11,831
Hartford Capital Appreciation HLS Fund	$1,674	$862
Hartford Dividend and Growth HLS Fund	$31,273	$23,771
Hartford Disciplined Equity HLS Fund	$29,086	$236,074
Hartford International Opportunities HLS Fund	$2,401	$32,187
Hartford MidCap HLS Fund	$12,915	$67,085
Hartford Ultrashort Bond HLS Fund	$1,528	$12,743
Hartford SmallCap Growth HLS Fund	$2,029	$10,555
Hartford Stock HLS Fund	$232	$475
VY® JPMorgan Emerging Markets Equity Portfolio	$83	$22
Invesco V.I. Health Care Fund	$—	$16,093
Invesco V.I. Technology Fund	$14,490	$16,933
MFS® Growth Series	$130	$17
MFS® High Yield Portfolio	$431	$33
MFS® Income Portfolio	$533	$191
BlackRock S&P 500 Index V.I. Fund	$36,031	$214,365
Neuberger Berman AMT Short Duration Bond Portfolio	$625	$62
Pioneer Fund VCT Portfolio	$1,804	$4,169
Pioneer Select Mid Cap Growth VCT Portfolio	$—	$267
VanEck VIP Global Resources Fund	$225	$28,900
Allspring VT Discovery SMID Cap Growth Fund+	$118	$307
Voya Global High Dividend Low Volatility Portfolio	$4,030	$10,244
NVIT Emerging Markets Fund	$248	$181
Neuberger Berman AMT Sustainable Equity Portfolio	$1,464	$4,347

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2023 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase(Decrease)
American Century VP Balanced Fund	—	195	(195)
American Century VP Capital Appreciation Fund	—	—	—
AB VPS Sustainable International Thematic Portfolio	23	23	—
Invesco V.I. Core Equity Fund	—	199	(199)
Invesco V.I. Government Securities Fund	—	—	—
Invesco V.I. High Yield Fund	2,705	—	2,705
Invesco V.I. Government Money Market Fund+	—	266	(266)
AB VPS Large Cap Growth Portfolio	131.00	36	95
Federated Hermes Fund for U.S. Government Securities II	30	31	(1)
Federated Hermes High Income Bond Fund II+	2	2	—
Federated Hermes Managed Volatility Fund II	—	—	—
Hartford Balanced HLS Fund	69	4,201	(4,132)
Hartford Total Return Bond HLS Fund	642	2,628	(1,986)
Hartford Capital Appreciation HLS Fund	—	—	—
Hartford Dividend and Growth HLS Fund	389	3,982	(3,593)
Hartford Disciplined Equity HLS Fund	6	2,329	(2,323)
Hartford International Opportunities HLS Fund	224	8,588	(8,364)
Hartford MidCap HLS Fund	222	6,242	(6,020)
Hartford Ultrashort Bond HLS Fund	358	7,073	(6,715)
Hartford SmallCap Growth HLS Fund	26	85	(59)
Hartford Stock HLS Fund	—	87	(87)
VY® JPMorgan Emerging Markets Equity Portfolio	—	—	—
Invesco V.I. Health Care Fund	—	225	(225)
Invesco V.I. Technology Fund	280	310	(30)
MFS® Growth Series	—	—	—
MFS® High Yield Portfolio	—	—	—
MFS® Income Portfolio	12	12	—
BlackRock S&P 500 Index V.I. Fund	18	12,771	(12,753)
Neuberger Berman AMT Short Duration Bond Portfolio	—	—	—
Pioneer Fund VCT Portfolio	—	79	(79)
Pioneer Select Mid Cap Growth VCT Portfolio	—	1	(1)
VanEck VIP Global Resources Fund	—	942	(942)
Allspring VT Discovery SMID Cap Growth Fund+	1	1	—
Voya Global High Dividend Low Volatility Portfolio	—	681	(681)
NVIT Emerging Markets Fund	14	14	—
Neuberger Berman AMT Sustainable Equity Portfolio	—	241	(241)

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2022 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century VP Balanced Fund	—	—	—
American Century VP Capital Appreciation Fund	—	—	—
AB VPS Sustainable International Thematic Portfolio	—	—	—
Invesco V.I. Core Equity Fund	—	—	—
Invesco V.I. Government Securities Fund	30,869	29,511	1,358
Invesco V.I. Government Money Market Fund	—	3	(3)
AB VPS Large Cap Growth Portfolio	—	526	(526)
Federated Hermes Fund for U.S. Government Securities II	—	1	(1)
Federated Hermes Managed Volatility Fund II	—	—	—
Hartford Balanced HLS Fund	32	774	(742)
Hartford Total Return Bond HLS Fund	7,817	4,844	2,973
Hartford Capital Appreciation HLS Fund	—	—	—
Hartford Dividend and Growth HLS Fund	218	3,405	(3,187)
Hartford Disciplined Equity HLS Fund	137	3,116	(2,979)
Hartford International Opportunities HLS Fund	993	6,820	(5,827)
Hartford MidCap HLS Fund	270	3,542	(3,272)
Hartford Ultrashort Bond HLS Fund	23	5,259	(5,236)
Hartford SmallCap Growth HLS Fund	17	59	(42)
Hartford Stock HLS Fund	—	—	—
VY® JPMorgan Emerging Markets Equity Portfolio	—	—	—
Invesco V.I. Health Care Fund	—	1	(1)
Invesco V.I. Technology Fund	—	1,593	(1,593)
MFS® Growth Series	—	—	—
MFS® High Yield Portfolio	—	—	—
MFS® Income Portfolio	—	—	—
BlackRock S&P 500 Index V.I. Fund	2,395	4,016	(1,621)
Neuberger Berman AMT Short Duration Bond Portfolio	—	—	—
Pioneer Fund VCT Portfolio	760	—	760
Pioneer Select Mid Cap Growth VCT Portfolio	—	1	(1)
VanEck VIP Global Resources Fund	941	—	941
Allspring VT Discovery Fund	—	—	—
Voya Global High Dividend Low Volatility Portfolio	—	1	(1)
NVIT Emerging Markets Fund	—	1	(1)
Neuberger Berman AMT Sustainable Equity Portfolio	2,346	2	2,344

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2023. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios that had assets during the period reported. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios that had assets during the period reported. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger. Corporate actions are identified for only the current year, prior years’ corporate actions are disclosed in the respective year’s report.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Balanced Fund
2023	1,230	$51.483218	to	$51.483218	$63,335	0.45%	to	0.45%	1.93%	to	1.93%	15.88%	to	15.88%
2022	1,425	$44.426165	to	$44.426165	$63,296	0.45%	to	0.45%	1.21%	to	1.21%	(17.64)%	to	(17.64)%
2021	1,425	$53.939947	to	$53.939947	$76,872	0.45%	to	0.45%	0.69%	to	0.69%	15.25%	to	15.25%
2020	1,792	$46.802498	to	$46.802498	$83,874	0.45%	to	0.45%	1.16%	to	1.16%	12.02%	to	12.02%
2019	3,647	$41.779788	to	$41.779788	$152,374	0.45%	to	0.45%	1.52%	to	1.52%	19.31%	to	19.31%
American Century VP Capital Appreciation Fund
2023	504	$72.552776	to	$72.552776	$36,566	0.45%	to	0.45%	—%	to	—%	20.15%	to	20.15%
2022	504	$60.386447	to	$60.386447	$30,439	0.45%	to	0.45%	—%	to	—%	(28.43)%	to	(28.43)%
2021	504	$84.378098	to	$84.378098	$42,537	0.45%	to	0.45%	—%	to	—%	10.66%	to	10.66%
2020	504	$76.252223	to	$76.252223	$38,445	0.45%	to	0.45%	—%	to	—%	41.82%	to	41.82%
2019	505	$53.768143	to	$53.768143	$27,132	0.45%	to	0.45%	—%	to	—%	34.96%	to	34.96%
AB VPS Sustainable International Thematic Portfolio
2023	1,740	$12.883265	to	$12.883265	$22,420	0.45%	to	0.45%	—%	to	—%	12.13%	to	12.13%
2022	1,740	$11.489717	to	$11.489717	$19,995	0.45%	to	0.45%	—%	to	—%	(27.94)%	to	(27.94)%
2021	1,740	$15.944082	to	$15.944082	$27,747	0.45%	to	0.45%	—%	to	—%	7.76%	to	7.76%
2020	1,740	$14.795446	to	$14.795446	$25,750	0.45%	to	0.45%	1.39%	to	1.39%	29.36%	to	29.36%
2019	1,795	$11.437596	to	$11.437596	$20,533	0.45%	to	0.45%	0.58%	to	0.58%	26.95%	to	26.95%
Invesco V.I. Core Equity Fund
2023	892	$56.107182	to	$56.107182	$50,064	0.45%	to	0.45%	0.64%	to	0.64%	22.81%	to	22.81%
2022	1,091	$45.686282	to	$45.686282	$49,829	0.45%	to	0.45%	0.93%	to	0.93%	(20.90)%	to	(20.90)%
2021	1,091	$57.760516	to	$57.760516	$62,999	0.45%	to	0.45%	0.63%	to	0.63%	27.17%	to	27.17%
2020	1,465	$45.421419	to	$45.421419	$66,550	0.45%	to	0.45%	1.37%	to	1.37%	13.34%	to	13.34%
2019	1,676	$40.075446	to	$40.075446	$67,171	0.45%	to	0.45%	0.97%	to	0.97%	28.39%	to	28.39%
Invesco V.I. Government Securities Fund
2023	1,358	$9.358998	to	$9.358998	$12,709	1.35%	to	1.35%	2.08%	to	2.08%	3.22%	to	3.22%
2022♦	1,358	$9.067193	to	$9.067193	$12,312	1.35%	to	1.35%	—%	to	—%	(9.33)%	to	(9.33)%
Invesco V.I. High Yield Fund
2023	2,705	$10.027320	to	$10.027320	$27,128	1.35%	to	1.35%	5.29%	to	5.29%	8.70%	to	8.70%
2022♦	—	$9.224917	to	$9.224917	$—	1.35%	to	1.35%	—%	to	—%	(7.75)%	to	(7.75)%
Invesco V.I. Government Money Market Fund+
2023	—	$9.639181	to	$9.639181	$—	1.35%	to	1.35%	4.08%	to	4.08%	3.46%	to	3.46%
2022	266	$9.316454	to	$9.316454	$2,477	1.35%	to	1.35%	1.44%	to	1.44%	0.10%	to	0.10%
2021	269	$9.307582	to	$9.307582	$2,505	1.35%	to	1.35%	—%	to	—%	(1.33)%	to	(1.33)%

2020	272	$9.433440	to	$10.100226	$2,569	0.45%	to	1.35%	0.29%	to	0.29%	(1.05)%	to	(0.16)%
2019	6,251	$9.533599	to	$10.116003	$63,079	0.45%	to	1.35%	1.78%	to	1.93%	0.53%	to	1.44%
AB VPS Large Cap Growth Portfolio
2023	581	$130.586121	to	$130.586121	$75,884	0.45%	to	0.45%	—%	to	—%	34.52%	to	34.52%
2022	486	$97.075303	to	$97.075303	$47,179	0.45%	to	0.45%	—%	to	—%	(28.83)%	to	(28.83)%
2021	1,012	$136.399400	to	$136.399400	$138,092	0.45%	to	0.45%	—%	to	—%	28.39%	to	28.39%
2020	1,111	$106.234770	to	$106.234770	$118,023	0.45%	to	0.45%	—%	to	—%	34.88%	to	34.88%
2019	1,098	$78.764595	to	$78.764595	$86,466	0.45%	to	0.45%	—%	to	—%	34.09%	to	34.09%
Federated Hermes Fund for U.S. Government Securities II
2023	473	$21.173796	to	$21.173796	$10,006	0.45%	to	0.45%	2.49%	to	2.49%	3.72%	to	3.72%
2022	474	$20.414032	to	$20.414032	$9,673	0.45%	to	0.45%	1.84%	to	1.84%	(12.94)%	to	(12.94)%
2021	475	$23.448558	to	$23.448558	$11,140	0.45%	to	0.45%	2.02%	to	2.02%	(2.48)%	to	(2.48)%
2020	476	$24.046053	to	$24.046053	$11,454	0.45%	to	0.45%	2.32%	to	2.32%	4.74%	to	4.74%
2019	1,491	$22.957844	to	$22.957844	$34,234	0.45%	to	0.45%	2.55%	to	2.55%	5.42%	to	5.42%
Federated Hermes High Income Bond Fund II+
2023♦	—	$43.314361	to	$43.314361	$—	0.45%	to	0.45%	—%	to	—%	12.21%	to	12.21%
Federated Hermes Managed Volatility Fund II
2023	224	$35.417474	to	$35.417474	$7,943	0.45%	to	0.45%	1.85%	to	1.85%	8.19%	to	8.19%
2022	224	$32.735088	to	$32.735088	$7,343	0.45%	to	0.45%	1.86%	to	1.86%	(14.14)%	to	(14.14)%
2021	224	$38.127164	to	$38.127164	$8,555	0.45%	to	0.45%	1.75%	to	1.75%	17.98%	to	17.98%
2020	224	$32.316859	to	$32.316859	$7,253	0.45%	to	0.45%	2.55%	to	2.55%	0.48%	to	0.48%
2019	226.67	$32.163028	to	$32.163028	$7,291	0.45%	to	0.45%	2.04%	to	2.04%	19.69%	to	19.69%
Hartford Balanced HLS Fund
2023	20,253	$10.074116	to	$10.074116	$204,031	1.35%	to	1.35%	1.74%	to	1.74%	13.24%	to	13.24%
2022	24,385	$8.896312	to	$8.896312	$216,929	1.35%	to	1.35%	1.81%	to	1.81%	(14.59)%	to	(14.59)%
2021	25,127	$10.415654	to	$10.415654	$261,718	1.35%	to	1.35%	1.01%	to	1.01%	18.04%	to	18.04%
2020	26,232	$8.823832	to	$8.823832	$231,461	1.35%	to	1.35%	1.68%	to	1.68%	10.12%	to	10.12%
2019	27,831	$8.012962	to	$8.012962	$223,011	1.35%	to	1.35%	—%	to	—%	21.15%	to	21.15%
Hartford Total Return Bond HLS Fund
2023	48,479	$3.772372	to	$3.772372	$182,881	1.35%	to	1.35%	3.45%	to	3.45%	5.53%	to	5.53%
2022	50,465	$3.574535	to	$3.574535	$180,391	1.35%	to	1.35%	2.93%	to	2.93%	(15.36)%	to	(15.36)%
2021	47,492	$4.223438	to	$4.223438	$200,579	1.35%	to	1.35%	2.29%	to	2.29%	(2.27)%	to	(2.27)%
2020	75,520	$4.321713	to	$4.321713	$326,375	1.35%	to	1.35%	3.12%	to	3.12%	7.57%	to	7.57%
2019	43,280	$4.017746	to	$4.017746	$173,889	1.35%	to	1.35%	3.92%	to	3.92%	9.17%	to	9.17%
Hartford Capital Appreciation HLS Fund
2023	10,609	$6.592530	to	$6.592530	$69,943	1.35%	to	1.35%	0.89%	to	0.89%	18.39%	to	18.39%
2022	10,609	$5.568410	to	$5.568410	$59,078	1.35%	to	1.35%	0.95%	to	0.95%	(16.44)%	to	(16.44)%
2021	10,609	$6.663616	to	$6.663616	$70,697	1.35%	to	1.35%	0.48%	to	0.48%	13.22%	to	13.22%
2020	11,148	$5.885406	to	$5.885406	$65,610	1.35%	to	1.35%	1.00%	to	1.00%	20.28%	to	20.28%
2019	11,150	$4.893069	to	$4.893069	$54,557	1.35%	to	1.35%	1.22%	to	1.22%	29.52%	to	29.52%
Hartford Dividend and Growth HLS Fund
2023	55,308	$5.515953	to	$5.515953	$305,074	1.35%	to	1.35%	1.61%	to	1.61%	12.65%	to	12.65%
2022	58,901	$4.896743	to	$4.896743	$288,420	1.35%	to	1.35%	1.67%	to	1.67%	(10.16)%	to	(10.16)%
2021	62,088	$5.450303	to	$5.450303	$338,398	1.35%	to	1.35%	1.33%	to	1.33%	30.23%	to	30.23%
2020	62,665	$4.185220	to	$4.185220	$262,269	1.35%	to	1.35%	5.12%	to	5.12%	6.32%	to	6.32%
2019	5,604	$3.936292	to	$3.936292	$22,060	1.35%	to	1.35%	1.88%	to	1.88%	26.88%	to	26.88%
Hartford Disciplined Equity HLS Fund
2023	20,656	$99.310466	to	$99.310466	$2,051,367	1.35%	to	1.35%	0.81%	to	0.81%	19.62%	to	19.62%
2022	22,979	$83.021418	to	$83.021418	$1,907,778	1.35%	to	1.35%	0.99%	to	0.99%	(20.05)%	to	(20.05)%
2021	25,958	$103.836497	to	$103.836497	$2,695,385	1.35%	to	1.35%	0.57%	to	0.57%	23.83%	to	23.83%
2020	28,672	$83.850955	to	$83.850955	$2,404,151	1.35%	to	1.35%	0.74%	to	0.74%	16.46%	to	16.46%
2019	6,311	$72.000752	to	$72.000752	$454,409	1.35%	to	1.35%	0.86%	to	0.86%	32.32%	to	32.32%

Hartford International Opportunities HLS Fund
2023	36,087	$3.714494	to	$3.714494	$134,043	1.35%	to	1.35%	1.15%	to	1.15%	10.22%	to	10.22%
2022	44,451	$3.370141	to	$3.370141	$149,806	1.35%	to	1.35%	1.59%	to	1.59%	(19.24)%	to	(19.24)%
2021	50,278	$4.173262	to	$4.173262	$209,823	1.35%	to	1.35%	1.02%	to	1.02%	6.37%	to	6.37%
2020	50,937	$3.923270	to	$3.923270	$199,837	1.35%	to	1.35%	1.90%	to	1.90%	18.83%	to	18.83%
2019	56,973	$3.301472	to	$3.301472	$188,096	1.35%	to	1.35%	1.80%	to	1.80%	24.73%	to	24.73%
Hartford MidCap HLS Fund
2023	13,540	$11.001519	to	$11.001519	$148,956	1.35%	to	1.35%	0.04%	to	0.04%	13.33%	to	13.33%
2022	19,560	$9.707149	to	$9.707149	$189,873	1.35%	to	1.35%	0.85%	to	0.85%	(25.32)%	to	(25.32)%
2021	22,832	$12.998116	to	$12.998116	$296,772	1.35%	to	1.35%	—%	to	—%	8.43%	to	8.43%
2020♦	24,808	$11.987152	to	$11.987152	$297,373	1.35%	to	1.35%	0.05%	to	0.05%	19.87%	to	19.87%

Hartford Ultrashort Bond HLS Fund
2023	37,140	$1.713784	to	$10.759440	$67,598	0.45%	to	1.35%	1.31%	to	1.31%	3.77%	to	4.71%
2022	43,855	$1.651456	to	$10.275332	$76,190	0.45%	to	1.35%	0.22%	to	0.23%	(1.51)%	to	(0.62)%
2021	49,091	$1.676797	to	$10.339503	$86,102	0.45%	to	1.35%	0.68%	to	0.71%	(1.53)%	to	(0.63)%
2020	70,642	$1.702765	to	$10.405540	$124,090	0.45%	to	1.35%	1.05%	to	2.33%	0.08%	to	0.98%
2019	13,089	$1.701442	to	$10.304269	$33,274	0.45%	to	1.35%	1.88%	to	1.93%	1.43%	to	2.35%
Hartford SmallCap Growth HLS Fund
2023	2,862	$91.756045	to	$91.756045	$262,603	1.35%	to	1.35%	—%	to	—%	16.84%	to	16.84%
2022	2,921	$78.532955	to	$78.532955	$229,365	1.35%	to	1.35%	—%	to	—%	(29.42)%	to	(29.42)%
2021	2,963	$111.266588	to	$111.266588	$329,718	1.35%	to	1.35%	—%	to	—%	2.62%	to	2.62%
2020	2,983	$108.423065	to	$108.423065	$323,425	1.35%	to	1.35%	—%	to	—%	31.41%	to	31.41%
2019	3,200	$82.506480	to	$82.506480	$264,043	1.35%	to	1.35%	—%	to	—%	33.99%	to	33.99%
Hartford Stock HLS Fund
2023	762	$5.137128	to	$5.137128	$3,916	1.35%	to	1.35%	1.36%	to	1.36%	6.27%	to	6.27%
2022	849	$4.833898	to	$4.833898	$4,103	1.35%	to	1.35%	1.67%	to	1.67%	(6.41)%	to	(6.41)%
2021	849	$5.164974	to	$5.164974	$4,387	1.35%	to	1.35%	1.25%	to	1.25%	23.31%	to	23.31%
2020	900	$4.188771	to	$4.188771	$3,770	1.35%	to	1.35%	1.72%	to	1.72%	10.57%	to	10.57%
2019	833	$3.788203	to	$3.788203	$3,156	1.35%	to	1.35%	—%	to	—%	29.46%	to	29.46%
VY® JPMorgan Emerging Markets Equity Portfolio
2023	179	$24.455130	to	$24.455130	$4,374	0.45%	to	0.45%	1.95%	to	1.95%	6.33%	to	6.33%
2022	179	$22.999309	to	$22.999309	$4,116	0.45%	to	0.45%	—%	to	—%	(26.23)%	to	(26.23)%
2021	179	$31.175356	to	$31.175356	$5,583	0.45%	to	0.45%	—%	to	—%	(10.25)%	to	(10.25)%
2020	179	$34.735217	to	$34.735217	$6,224	0.45%	to	0.45%	0.63%	to	0.63%	33.14%	to	33.14%
2019	209	$26.089060	to	$26.089060	$5,461	0.45%	to	0.45%	0.06%	to	0.06%	31.52%	to	31.52%
Invesco V.I. Health Care Fund
2023	1,454	$72.870547	to	$72.870547	$105,982	0.45%	to	0.45%	—%	to	—%	2.56%	to	2.56%
2022	1,679	$71.051928	to	$71.051928	$119,326	0.45%	to	0.45%	—%	to	—%	(13.71)%	to	(13.71)%
2021	1,680	$82.337161	to	$82.337161	$138,311	0.45%	to	0.45%	0.20%	to	0.20%	11.80%	to	11.80%
2020	2,104	$73.649958	to	$73.649958	$154,986	0.45%	to	0.45%	0.32%	to	0.32%	13.95%	to	13.95%
2019	2,317	$64.635894	to	$64.635894	$149,764	0.45%	to	0.45%	0.04%	to	0.04%	31.91%	to	31.91%
Invesco V.I. Technology Fund
2023	669	$60.062143	to	$60.062143	$40,176	0.45%	to	0.45%	—%	to	—%	46.28%	to	46.28%
2022	699	$41.058822	to	$41.058822	$28,702	0.45%	to	0.45%	—%	to	—%	(40.22)%	to	(40.22)%
2021	2,292	$68.682722	to	$68.682722	$157,450	0.45%	to	0.45%	—%	to	—%	13.90%	to	13.90%
2020	2,568	$60.302103	to	$60.302103	$154,884	0.45%	to	0.45%	—%	to	—%	45.46%	to	45.46%

2019	2,530	$41.456355	to	$41.456355	$104,906	0.45%	to	0.45%	—%	to	—%	35.27%	to	35.27%
MFS® Growth Series
2023	16	$116.436204	to	$116.436204	$1,893	0.45%	to	0.45%	—%	to	—%	35.25%	to	35.25%
2022	16	$86.087242	to	$86.087242	$1,404	0.45%	to	0.45%	—%	to	—%	(31.94)%	to	(31.94)%
2021	16	$126.491514	to	$126.491514	$2,068	0.45%	to	0.45%	—%	to	—%	22.98%	to	22.98%
2020♦	16	$78.358131	to	$78.358131	$1,685	0.45%	to	0.45%	—%	to	—%	37.53%	to	37.53%
MFS® High Yield Portfolio
2023	544	$14.677683	to	$14.677683	$7,981	0.45%	to	0.45%	5.79%	to	5.79%	11.90%	to	11.90%
2022	544	$13.116380	to	$13.116380	$7,132	0.45%	to	0.45%	5.60%	to	5.60%	(10.92)%	to	(10.92)%
2021	544	$14.723698	to	$14.723698	$8,006	0.45%	to	0.45%	4.95%	to	4.95%	3.02%	to	3.02%
2020	544	$14.291768	to	$14.291768	$7,771	0.45%	to	0.45%	5.64%	to	5.64%	4.61%	to	4.61%
2019	544	$13.661410	to	$13.661410	$7,428	0.45%	to	0.45%	—%	to	—%	14.29%	to	14.29%
MFS® Income Portfolio
2023	858	$12.823904	to	$12.823904	$11,002	0.45%	to	0.45%	3.69%	to	3.69%	7.11%	to	7.11%
2022	858	$11.972731	to	$11.972731	$10,272	0.45%	to	0.45%	3.50%	to	3.50%	(14.09)%	to	(14.09)%
2021	858	$13.937160	to	$13.937160	$11,957	0.45%	to	0.45%	3.12%	to	3.12%	0.02%	to	0.02%
2020	858	$13.934971	to	$13.934971	$11,957	0.45%	to	0.45%	3.77%	to	3.77%	8.86%	to	8.86%
2019	863	$12.801009	to	$12.801009	$11,050	0.45%	to	0.45%	3.56%	to	3.56%	11.10%	to	11.10%
BlackRock S&P 500 Index V.I. Fund
2023	40,423	$17.174219	to	$18.112734	$699,140	0.45%	to	1.35%	0.87%	to	1.26%	24.53%	to	25.65%
2022	53,176	$13.791326	to	$14.414790	$740,167	0.45%	to	1.35%	1.45%	to	1.62%	(19.33)%	to	(18.60)%
2021	54,797	$17.095462	to	$17.707991	$942,160	0.45%	to	1.35%	1.30%	to	1.34%	26.81%	to	27.96%
2020	62,228	$13.480891	to	$13.838901	$842,023	0.45%	to	1.35%	1.80%	to	1.84%	16.66%	to	17.71%
2019	68,329	$11.556184	to	$11.756828	$791,774	0.45%	to	1.35%	2.14%	to	2.15%	29.58%	to	30.75%
Neuberger Berman AMT Short Duration Bond Portfolio
2023	823	$17.028799	to	$17.028799	$14,017	0.45%	to	0.45%	4.59%	to	4.59%	5.43%	to	5.43%
2022	823	$16.152487	to	$16.152487	$13,296	0.45%	to	0.45%	3.86%	to	3.86%	(5.61)%	to	(5.61)%
2021	823	$17.112817	to	$17.112817	$14,086	0.45%	to	0.45%	2.60%	to	2.60%	0.29%	to	0.29%
2020	823	$17.063560	to	$17.063560	$14,046	0.45%	to	0.45%	2.37%	to	2.37%	2.99%	to	2.99%
2019	823	$16.567646	to	$16.567646	$13,638	0.45%	to	0.45%	2.00%	to	2.00%	3.22%	to	3.22%
Pioneer Fund VCT Portfolio
2023	724	$52.203969	to	$52.203969	$37,818	0.45%	to	0.45%	0.85%	to	0.85%	28.35%	to	28.35%
2022	803	$40.672871	to	$40.672871	$32,640	0.45%	to	0.45%	0.96%	to	0.96%	(19.86)%	to	(19.86)%
2021	43	$50.750212	to	$50.750212	$2,165	0.45%	to	0.45%	0.32%	to	0.32%	27.41%	to	27.41%
2020	43	$39.832887	to	$39.832887	$1,708	0.45%	to	0.45%	0.76%	to	0.76%	23.72%	to	23.72%
2019	34	$32.195578	to	$32.195578	$1,104	0.45%	to	0.45%	1.03%	to	1.03%	30.74%	to	30.74%
Pioneer Select Mid Cap Growth VCT Portfolio
2023	765	$72.929945	to	$72.929945	$55,818	0.45%	to	0.45%	—%	to	—%	18.24%	to	18.24%
2022	766	$61.680917	to	$61.680917	$47,244	0.45%	to	0.45%	—%	to	—%	(31.37)%	to	(31.37)%
2021	767	$89.872357	to	$89.872357	$68,899	0.45%	to	0.45%	—%	to	—%	7.58%	to	7.58%
2020	767	$83.536817	to	$83.536817	$64,080	0.45%	to	0.45%	—%	to	—%	38.55%	to	38.55%
2019	768	$60.295075	to	$60.295075	$46,334	0.45%	to	0.45%	—%	to	—%	32.48%	to	32.48%
VanEck VIP Global Resources Fund
2023	239	$32.952528	to	$32.952528	$7,875	0.45%	to	0.45%	1.07%	to	1.07%	(4.02)%	to	(4.02)%
2022	1,181	$34.331651	to	$34.331651	$40,536	0.45%	to	0.45%	2.33%	to	2.33%	7.91%	to	7.91%
2021	240	$31.815931	to	$31.815931	$7,634	0.45%	to	0.45%	0.44%	to	0.44%	18.38%	to	18.38%
2020	240	$26.874978	to	$26.874978	$6,459	0.45%	to	0.45%	0.96%	to	0.96%	18.58%	to	18.58%

2019	256	$22.664471	to	$22.664471	$5,807	0.45%	to	0.45%	—%	to	—%	11.37%	to	11.37%
Allspring VT Discovery SMID Cap Growth Fund+
2023	451	$96.824038	to	$96.824038	$43,671	0.45%	to	0.45%	—%	to	—%	19.60%	to	19.60%
2022	451	$80.955166	to	$80.955166	$36,522	0.45%	to	0.45%	—%	to	—%	(38.13)%	to	(38.13)%
2021	451	$130.842635	to	$130.842635	$59,042	0.45%	to	0.45%	—%	to	—%	(5.47)%	to	(5.47)%
2020	451	$138.409753	to	$138.409753	$62,474	0.45%	to	0.45%	—%	to	—%	61.92%	to	61.92%
2019	452	$85.479931	to	$85.479931	$38,600	0.45%	to	0.45%	—%	to	—%	38.40%	to	38.40%
Voya Global High Dividend Low Volatility Portfolio
2023	3,825	$15.580049	to	$15.580049	$59,594	0.45%	to	0.45%	2.75%	to	2.75%	5.95%	to	5.95%
2022	4,506	$14.705024	to	$14.705024	$66,262	0.45%	to	0.45%	2.50%	to	2.50%	(5.54)%	to	(5.54)%
2021	4,507	$15.567477	to	$15.567477	$70,165	0.45%	to	0.45%	2.19%	to	2.19%	20.02%	to	20.02%
2020	5,792	$12.970350	to	$12.970350	$75,125	0.45%	to	0.45%	2.24%	to	2.24%	(1.54)%	to	(1.54)%
2019	6,481	$13.172670	to	$13.172670	$85,377	0.45%	to	0.45%	—%	to	—%	20.87%	to	20.87%
NVIT Emerging Markets Fund
2023	673	$10.955175	to	$10.955175	$7,371	0.45%	to	0.45%	1.44%	to	1.44%	3.34%	to	3.34%
2022	673	$10.601428	to	$10.601428	$7,138	0.45%	to	0.45%	0.17%	to	0.17%	(25.33)%	to	(25.33)%
2021	674	$14.198105	to	$14.198105	$9,573	0.45%	to	0.45%	0.95%	to	0.95%	(8.00)%	to	(8.00)%
2020	675	$15.433324	to	$15.433324	$10,415	0.45%	to	0.45%	1.65%	to	1.65%	12.41%	to	12.41%
2019	676	$13.728960	to	$13.728960	$9,273	0.45%	to	0.45%	2.17%	to	2.17%	22.03%	to	22.03%
Neuberger Berman AMT Sustainable Equity Portfolio
2023	4,689	$16.930718	to	$16.930718	$79,395	0.45%	to	0.45%	0.35%	to	0.35%	26.33%	to	26.33%
2022	4,930	$13.402083	to	$13.402083	$66,076	0.45%	to	0.45%	0.54%	to	0.54%	(18.82)%	to	(18.82)%
2021	2,586	$16.508774	to	$16.508774	$42,685	0.45%	to	0.45%	0.38%	to	0.38%	22.92%	to	22.92%
2020	2,587	$13.430218	to	$13.430218	$34,738	0.45%	to	0.45%	0.61%	to	0.61%	19.03%	to	19.03%
2019♦	2,665	$11.283483	to	$11.283483	$30,070	0.45%	to	0.45%	0.41%	to	0.41%	12.83%	to	12.83%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

♦ Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2023 and through April 19, 2024, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Union Security Life Insurance Company of New York

Opinion on the Financial Statements
We have audited the accompanying balance sheets of Union Security Life Insurance Company of New York (the “Company”) as of December 31, 2023 and 2022, and the related statements of operations, of comprehensive income, of changes in stockholders' equity and of cash flows for each of the three years in the period ended December 31, 2023, including the related notes and financial statement schedules listed in the accompanying index (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matter communicated below is a matter arising from the current period audit of the financial statements that was communicated or required to be communicated to the audit committee and that (i) relates to accounts or disclosures that are material to the financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017
T: (646) 471 3000, www.pwc.com/us

Valuation of Level 2 Fixed Maturity Securities
As described in Note 5 to the financial statements, the Company had $9.3 million of Level 2 fixed maturity securities as of December 31, 2023. Management uses a pricing service to value Level 2 securities using various observable market inputs. The pricing service prepares estimates of fair value measurements for the Company’s Level 2 securities using proprietary valuation models based on techniques such as matrix pricing, which include observable market inputs. The valuation models used by the pricing service can change from period to period, depending on the appropriate observable inputs that are available at the balance sheet date to price the security. Management performs a periodic analysis to assess if the evaluated prices represent a reasonable estimate of the financial assets’ fair values.
The principal considerations for our determination that performing procedures relating to the valuation of the Company’s level 2 fixed maturity securities is a critical audit matter are the high degree of auditor effort in performing procedures and evaluating audit evidence related to the valuation.
Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls relating to the valuation of level 2 fixed maturity securities, including controls over management’s process to evaluate the fair values from the pricing service. These procedures also included, among others, (i) the involvement of professionals with specialized skill and knowledge to assist in assessing estimation uncertainty, (ii) developing an independent range of prices for the securities by obtaining independent pricing from third party vendors, and (iii) comparing management's investment fair values to the independent range of prices to evaluate the reasonableness of management's estimates.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 16, 2024

We have served as the Company's auditor since 2000.

(E) FINANCIAL STATEMENTS

INDEX
Financial Statements of Union Security Life Insurance Company of New York
Report of Independent Registered Public Accounting Firm………………………………………………………………………F-1
Balance Sheets as of December 31, 2023 and 2022……………………………………………………………………………..F-4
Statements of Operations For Years Ended December 31, 2023, 2022 and 2021…………………………….………………F-5
Statements of Comprehensive Income For Years Ended December 31, 2023, 2022 and 2021……………………..………F-6
Statements of Changes in Stockholder’s Equity For Years Ended December 31, 2023, 2022 and 2021…………………...F-7
Statements of Cash Flows For Years Ended December 31, 2023, 2022 and 2021……………………………………………F-8
Notes to Financial Statements…………………………………………………………………………………………………….…F-9

Financial Statement Schedules
Schedule I - Summary of Investments Other Than Investments in Related Parties as of December 31, 2023…………….F-32
Schedule III - Supplementary Insurance Information as of December 31, 2023, 2022, and 2021 and for
the years then ended………………………………………………………………………………………………………………….F-33
Schedule IV - Reinsurance as of December 31, 2023, 2022, and 2021 and for the years then ended……………………...F-34

Union Security Life Insurance Company of New York
Balance Sheets

	December 31,
	2023	2022
	(in millions except per share and share amounts)
Assets
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost — $10.0 in 2023 and $10.2 in 2022)	$9.3	$9.2
Short-term investments	1.6	1.6
Total investments	10.9	10.8
Cash and cash equivalents	0.7	0.4
Reinsurance recoverables (net of allowances for credit losses of $0.3 and $0.5 at December 31, 2023 and 2022, respectively)	437.3	452.7
Other assets	2.6	2.7
Assets held in separate accounts	10.2	10.1
Total assets	$461.7	$476.7
Liabilities
Future policy benefits and expenses	$420.9	$434.9
Unearned premiums	1.9	2.0
Claims and benefits payable	15.7	17.1
Deferred gain on disposal of businesses	0.4	0.6
Accounts payable and other liabilities	0.5	0.2
Liabilities related to separate accounts	10.2	10.1
Total liabilities	449.6	464.9
Commitments and contingencies (Note 13)
Stockholder's equity
Common stock, par value $20 per share, 100,000 shares authorized, issued, and outstanding	2.0	2.0
Additional paid-in capital	10.7	10.7
Retained earnings (deficit)	—	(0.2)
Accumulated other comprehensive income	(0.6)	(0.7)
Total stockholder's equity	12.1	11.8
Total liabilities and stockholder's equity	$461.7	$476.7
See the accompanying Notes to Financial Statements

Union Security Life Insurance Company of New York
Statements of Operations

	Years Ended December 31,
	2023	2022	2021
	(in millions)
Revenues
Net earned premiums	$0.2	$0.3	$0.5
Net investment income	0.4	1.3	1.3
Net realized (losses) gains on investments	—	(1.1)	0.2
Amortization of deferred gains on disposal of businesses	0.2	0.2	0.2
Total revenues	0.8	0.7	2.2
Benefits, losses and expenses
Policyholder benefits	0.1	0.5	0.2
Underwriting, general and administrative expenses	0.5	1.0	0.5
Total benefits, losses and expenses	0.6	1.5	0.7
Income (loss) before (benefit) provision for income taxes	0.2	(0.8)	1.5
(Benefit) provision for income taxes	—	(0.2)	0.3
Net income (loss)	$0.2	$(0.6)	$1.2
See the accompanying Notes to Financial Statements

Union Security Life Insurance Company of New York
Statements of Comprehensive Income

	Years Ended December 31,
	2023	2022	2021
	(in millions)
Net income (loss)	$0.2	$(0.6)	$1.2
Other comprehensive income (loss):
Change in unrealized gains on securities, net of taxes of $0.0 million, $0.8 million, and $0.3 million, respectively	0.1	(2.9)	(1.2)
Total other comprehensive income (loss)	0.1	(2.9)	(1.2)
Total comprehensive income (loss)	$0.3	$(3.5)	$—
See the accompanying Notes to Financial Statements

Union Security Life Insurance Company of New York
Statements of Changes in Stockholder's Equity
Years Ended December 31, 2023, 2022 and 2021

	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income	Total
	(in millions)
Balance, January 1, 2021	$2.0	$39.6	$1.5	$3.4	$46.5
Net income	—	—	1.2	—	1.2
Dividends to Parent	—	—	(1.2)	—	(1.2)
Other comprehensive loss	—	—	—	(1.2)	(1.2)
Balance, December 31, 2021	$2.0	$39.6	$1.5	$2.2	$45.3
Net loss	—	—	(0.6)	—	(0.6)
Dividends to Parent (1)	—	(28.9)	(1.1)	—	(30.0)
Other comprehensive loss	—	—	—	(2.9)	(2.9)
Balance, December 31, 2022	$2.0	$10.7	$(0.2)	$(0.7)	$11.8
Net income	—	—	0.2	—	0.2
Other comprehensive income	—	—	—	0.1	0.1
Balance, December 31, 2023	$2.0	$10.7	$—	$(0.6)	$12.1
(1) Dividends are required to be deducted from retained earnings available as of the dividend date and when depleted, deducted from additional paid-in capital and treated as a return of capital.
See the accompanying Notes to Financial Statements

Union Security Life Insurance Company of New York
Statements of Cash Flows

	Years Ended December 31,
	2023	2022	2021
	(in millions)
Operating activities
Net income (loss)	$0.2	$(0.6)	$1.2
Adjustments to reconcile net income to net cash provided by operating activities:
Noncash revenues, expenses, gains and losses included in income:
Amortization of deferred gains on disposal of businesses	(0.2)	(0.2)	(0.2)
Depreciation and amortization	—	0.1	0.1
Deferred tax expense	0.2	(0.5)	—
Net realized losses (gains) on investments	—	1.1	(0.2)
Changes in operating assets and liabilities:
Reinsurance recoverable	—	0.1	0.5
Insurance policy reserves and expenses	(0.1)	0.4	(0.6)
Other assets and other liabilities	0.2	0.2	(0.2)
Taxes payable	(0.3)	—	0.1
Other	0.2	0.1	0.1
Net cash provided by operating activities	0.2	0.7	0.8
Investing activities
Sales of:
Fixed maturity securities available for sale	—	1.0	9.1
Maturities, prepayments, and scheduled redemption of:
Fixed maturity securities available for sale	0.6	5.6	12.7
Purchases of:
Fixed maturity securities available for sale	(0.5)	(16.2)	(13.4)
Change in short-term investments	—	10.4	(7.9)
Net cash provided by investing activities	0.1	0.8	0.5
Financing activities
Cash dividends paid (1)	—	(1.7)	(1.2)
Net cash used in financing activities	—	(1.7)	(1.2)
Change in cash and cash equivalents	0.3	(0.2)	0.1
Cash and cash equivalents at beginning of period	0.4	0.6	0.5
Cash and cash equivalents at end of period	$0.7	$0.4	$0.6
Supplemental information:
Income taxes paid	$0.1	$0.3	$0.2

(1) For the year ended 2022, the Company had a $28.3 million non-cash extraordinary dividend. See Note 7 for additional information.
See the accompanying Notes to Financial Statements

Notes to Financial Statements
(In millions except number of shares, per share amounts, number of securities and number of loans)
1. NATURE OF OPERATIONS AND ITEMS IMPACTING BASIS OF PRESENTATION
Overview: Union Security Life Insurance Company of New York (the "Company") is domiciled in New York and is a provider of life, health, annuity insurance, credit life and credit disability products. The Company's financial statements also reflect the assets, liabilities and activity associated with businesses that were sold through reinsurance and coinsurance arrangements. In 2016 Assurant entered into a reinsurance agreement with Sun Life and Health Insurance Company (U.S.) ("Sun Life") for the sale of its Assurant Employee Benefits ("AEB") segment. In 2001, Assurant entered into a reinsurance agreement with Talcott Resolution (formerly owned by The Hartford) for the sale of the Fortis Financial Group ("FFG") division. In 2000, the Company divested its Long-Term Care ("LTC") operations to John Hancock Life Insurance Company, a subsidiary of Manulife Financial Corporation ("John Hancock"). Assets supporting liabilities ceded relating to these businesses are mainly held in trusts and the separate accounts relating to FFG are still reflected in the Company's balance sheet.
The Company is a wholly-owned subsidiary of the Parent. The Parent's common stock is traded on the New York Stock Exchange under the symbol "AIZ".
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Amounts are presented in United States of America ("U.S.") dollars and all amounts are in millions, except for number of shares, per share amounts and number of loans.
Use of Estimates
The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts. The items affected by the use of estimates include but are not limited to, investments, reinsurance recoverables, other assets, future policy benefits and expenses, unearned premiums, claims and benefits payable, deferred gain on disposal of businesses, and commitments and contingencies. The estimates are sensitive to market conditions, investment yields, mortality, morbidity, commissions and other acquisition expenses, policyholder behavior and other factors. Actual results could differ from the estimates recorded. The Company believes all amounts reported are reasonable and adequate.
Fair Value
The Company uses an exit price for its fair value measurements. An exit price is defined as the amount received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In measuring fair value, the Company gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. See Note 5 for additional information.
Investments
Fixed maturity securities are classified as available-for-sale as defined in the investments guidance and are reported at fair value. If the fair value is higher than the amortized cost for fixed maturity securities, the excess is an unrealized gain; and, if lower than amortized cost, the difference is an unrealized loss. Net unrealized gains and losses on securities classified as available-for-sale, less deferred income taxes, are included in AOCI.
Presentation of credit-related impairments is shown as an allowance, recognizing credit impairments upon purchase of securities as applicable, and requiring reversals of previously recognized credit-related impairments when applicable.
For available for sale fixed maturity securities in an unrealized loss position for which the Company does not intend to sell or for which it is more likely than not that the Company would not be required to sell before an anticipated recovery in value, the Company evaluates whether the decline in fair value has resulted from credit losses or other factors. In making this assessment, the Company considers the extent to which fair value is less than amortized cost basis, changes to the credit rating of the security by a nationally recognized statistical ratings organization and any adverse conditions specifically related to the security, industry or geographic area, among other factors. If this assessment indicates a potential credit loss may exist, the present value of cash flows expected to be collected are compared to the security’s amortized cost basis. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit-related impairment exists, and a charge to income and an associated allowance for credit losses is recorded for the credit-related impairment. Any impairment not related to credit losses is recorded through other comprehensive income. The amount of the allowance for credit losses is limited to the amount by which fair value is less than the amortized cost basis. Upon recognizing a credit-related impairment, the cost basis of the security is not adjusted.
Subsequent changes in the allowance for credit losses are recorded as provision for, or reversal of, credit loss expense. For fixed maturities where the Company records a credit loss, a determination is made as to the cause of the impairment and whether the Company expects a recovery in the value. Write-offs are charged against the allowance when management concludes the financial asset is uncollectible. For fixed maturities where the Company expects a recovery in value, the effective yield method is utilized, and the investment is amortized to par.
For available for sale fixed maturity securities that the Company intends to sell, or for which it is more likely than not that the Company will be required to sell before recovery of its amortized cost basis, the entire impairment loss, or difference between the fair value and amortized cost basis of the security, is recognized in net realized gains (losses). The new cost basis of the security is the previous amortized cost basis less the impairment recognized and is not adjusted for any subsequent recoveries in fair value.
The Company reports receivables for accrued investment income separately from fixed maturities available for sale and elected not to measure allowances for credit losses for accrued investment income as uncollectible balances are written off in a timely manner. Accrued investment income is included in other assets.
Short-term investments include securities and other investments with durations of one year or less, but greater than three months, between the date of purchase and maturity. These amounts are reported at cost or amortized cost, which approximates fair value.
Realized gains and losses on sales of investments are recognized on the specific identification basis.
Investment income is recorded as earned and reported net of investment expenses.
The Company anticipates prepayments of principal in the calculation of the effective yield for mortgage-backed securities and structured securities. The retrospective method is used to adjust the effective yield for the majority of the Company's mortgage-backed and structured securities. For credit-sensitive or credit impaired structured securities, the effective yield is recalculated on a prospective basis, primarily our commercial mortgaged-backed,residential mortgage-backed and asset backed securities.
Cash and Cash Equivalents
The Company considers all highly liquid securities and other investments with durations of three months or less between the date of purchase and maturity to be cash equivalents. These amounts are carried at cost, which approximates fair value. Cash balances are reviewed at the end of each reporting period to determine if negative cash balances exist. If negative cash balances exist, the cash accounts are netted with other positive cash accounts of the same bank provided the right of offset exists between the accounts. If the right of offset does not exist, the negative cash balances are reclassified to accounts payable and other liabilities.
Reinsurance
For ceded reinsurance, risk transfer requirements must be met for reinsurance accounting to apply. If risk transfer requirements are not met, the contract is accounted for as a deposit, resulting in the recognition of cash flows under the contract through a deposit asset or liability and not as revenue or expense. To meet risk transfer requirements, a reinsurance contract must include both insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss for the assuming entity. Similar risk transfer criteria are used to determine whether directly written insurance contracts should be accounted for as insurance or as a deposit.
Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policyholder benefits and policyholder contract deposits. The cost of reinsurance is recognized as a reduction to premiums earned over the terms of the underlying reinsured policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in the balance sheets. The cost of reinsurance related to long-duration contracts is recognized over the life of the underlying reinsured policies. The ceding of insurance does not discharge the Company’s primary liability to insureds, thus a credit exposure exists to the extent that any reinsurer is unable to meet the obligation assumed in the reinsurance agreements. To mitigate this exposure to reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers and typically holds collateral (in the form of funds withheld, trusts and letters of credit) as security under the reinsurance agreements.
The Company accounts for credit losses using the expected credit loss model for reinsurance recoverables. The Company uses a probability of default and loss given default methodology in estimating the allowance, whereby the credit ratings of reinsurers are used in determining the probability of default. The allowance is established for reinsurance recoverables on paid and unpaid future policy benefits and claims and benefits. Prior to applying default factors, the net exposure to credit risk is reduced for any collateral for which the right of offset exists, such as funds withheld, assets held in trust and letters of credit, which are part of the reinsurance arrangements, with adjustments to include consideration of credit exposure on the collateral. The methodology used by the Company incorporates historical default factors for each reinsurer based on their credit rating using comparably rated bonds as published by a major ratings service. The allowance is based upon the Company’s ongoing review of amounts outstanding, length of collection periods, changes in reinsurer credit standing and other relevant factors.
Reinsurance premiums assumed are calculated based upon payments received from ceding companies together with accrual estimates, which are based on both payments received and in-force policy information received from ceding companies. Any subsequent differences arising on such estimates are recorded in the period in which they are determined.
Other Assets
Other assets include prepaid items, deferred income tax assets and accrued investment income.
Separate Accounts
Assets and liabilities associated with separate accounts relate to premium and annuity considerations for variable annuity products for which the contract-holder, rather than the Company, bears the investment risk. Separate account assets (with matching liabilities) are reported at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statements of operations because the underlying accounts involve investment-type annuity contracts and/or are subject to reinsurance.
Reserves
Reserves are established using generally accepted actuarial methods and reflect judgments about expected future premium and claim payments. Factors used in their calculation include experience derived from historical claim payments, expected future premiums and actuarial assumptions. Calculations incorporate assumptions about the incidence of incurred claims, the extent to which all claims have been reported, reporting lags, expenses, inflation rates, future investment earnings, internal claims processing costs and other relevant factors. The estimation of reserves includes an element of uncertainty given that management is using historical information and methods to project future events and reserve outcomes.
The recorded reserves represent the Company’s best estimate at a point in time of the ultimate costs of settlement and administration of a claim or group of claims based upon actuarial assumptions and projections using facts and circumstances known at the time of calculation. The adequacy of reserves may be impacted by future trends in claims severity, frequency, judicial theories of liability and other factors. These variables are affected by both external and internal events, including: changes in the economic cycle, inflation, judicial trends, legislative changes and claims handling procedures.
Many of these items are not directly quantifiable and not all future events can be anticipated when reserves are established. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the statement of operations in the period in which such estimates are updated. Because establishment of reserves is an inherently complex process involving significant judgment and estimates, there can be no certainty that future settlement amounts for claims incurred through the financial reporting date will not vary from reported claims reserves. Future loss development could require reserves to be increased or decreased, which could have a material effect on the Company’s earnings in the periods in which such increases or decreases are made. However, based on information currently available, the Company believes its reserve estimates are adequate.

The following table provides reserve information for our major product lines for the years ended December 31, 2023 and 2022:

	December 31, 2023				December 31, 2022
			Claims and Benefits Payable				Claims and Benefits Payable
	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves
Long Duration Contracts:
Universal life and other products no longer offered	$—	$—	$0.4	$—	$—	$—	$0.4	$—
Disposed and run-off businesses	420.9	1.9	—	—	434.9	2.0	—	—
Short Duration Contracts:
Disposed and run-off businesses	—	—	15.1	0.2	—	—	16.5	0.2
Total	$420.9	$1.9	$15.5	$0.2	$434.9	$2.0	$16.9	$0.2
For additional information regarding our reserves, see Note 10.
Long Duration Contracts
The Company adopted the targeted improvements accounting guidance for long-duration insurance contracts as of January 1, 2023, using a modified retrospective method on liabilities for future policy benefits and expenses to January 1, 2021 for long-term care insurance contracts that have been fully reinsured.
Under the transition guidance, the long-term care insurance contracts are grouped into cohorts based on the contract’s issue year. Premiums are recognized when due as net earned premiums in the statement of operations. A future policy benefits and expenses reserve is recorded as the present value of estimated future policy benefits and expenses less the present value of estimated future net premiums. The net premium ratio (“NPR”) approach is used to recognize a liability when expected insurance benefits are accrued over the life of the contract in proportion to premium revenue. Policy expense assumptions are locked in as of December 31, 2020 as the long-term care insurance products are in run-off as of the transition date. Actual premiums and benefits are recognized on a quarterly basis in the statement of operations allocated in proportion to prior period cash flow projections at the cohort level. The updated cash flows used in the calculation are discounted using the discount rate used in the last premium deficiency test update prior to December 31, 2020 (the “original discount rate”) and presented as interest expense in the statement of operations. The revised NPR is used to measure benefit expense based on the recognized premium revenue in the period. The difference between the updated future policy benefits and expenses reserve opening period and previous ending period due to updating the NPR is presented as a remeasurement gain or loss (e.g., a cumulative catch-up adjustment) in policyholder benefits in the Company’s statements of operations.
A remeasurement of the ending reporting period future policy benefits and expenses reserve is calculated using the current upper medium grade fixed-income corporate bond instrument yield as of the balance sheet ending period (the “current discount rate”). The current discount rate used is an externally published US corporate A index weighted average spot rate that is updated quarterly and effectively matches the duration of the expected cash flow streams of the long-term care reserves. The difference between the ending period future policy benefits and expenses reserve measured using the original discount rate and the future policy benefits and expenses reserve measured using the current discount rate is recorded in AOCI in the Company’s statements of comprehensive income.
The long-term care insurance contracts are fully reinsured and there is no impact to stockholders’ equity or net income as the reserves are fully reinsured. See Note 10 for additional information.
Short Duration Contracts
The Company’s short duration contracts include group insurance contracts no longer offered, as well as credit life, disability and mortgage accidental death contracts. For short duration contracts, claims and benefits payable reserves are recorded when insured events occur. The liability is based on the expected ultimate cost of settling the claims. The claims and benefits payable reserves include: (1) case reserves for known but unpaid claims as of the balance sheet date; (2) incurred but not reported (“IBNR”) reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims. Factors used in the calculation include experience derived from historical claim payments and actuarial assumptions including loss development factors and expected loss ratios.
Changes in the estimated liabilities are recorded as a charge or credit to policyholder benefits as estimates are updated.
Contingencies
A loss contingency is recorded if reasonably estimable and probable. The Company establishes reserves for these contingencies at the best estimate, or if no one estimated amount within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the estimated range. Contingencies affecting the Company primarily relate to legal and regulatory matters, which are inherently difficult to evaluate and are subject to significant changes.
Premiums
Long Duration Contracts
Premiums for long term care insurance and life insurance contracts no longer offered are recognized as revenue when due from the policyholder. For investment-type annuity contracts, revenues consist of charges assessed against policy balances.
Short Duration Contracts
The Company’s short duration contracts revenue is recognized over the contract term in proportion to the amount of insurance protection provided.
Underwriting, General and Administrative Expenses
Underwriting, general and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, salaries and personnel benefits, and other general operating expenses and are expensed as incurred.
Income Taxes
The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of the Parent. Income tax expense or benefit is allocated among the affiliated subsidiaries by applying income tax rates to taxable income or loss determined on a separate return basis according to a tax allocation agreement. Entities with losses record current tax benefits to the extent such losses are utilized in the consolidated federal tax return.
Current federal income taxes are recognized based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are recorded for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. The impact of changes in tax rates on all deferred tax assets and liabilities are required to be reflected within income on the enactment date, regardless of the financial statement component where the deferred tax originated.
The Company classifies net interest expense related to tax matters and any applicable penalties as a component of income tax expense.
Comprehensive Income
Comprehensive income is comprised of net income, and net unrealized gains and losses on securities classified as available for sale, less deferred income taxes.
Recent Accounting Pronouncements — Adopted
Changes to GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of Accounting Standards Updates ("ASUs") to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. The following tables provide a description of ASUs recently issued by the FASB and the impact of their adoption on the Company's financial statements.

Adopted Accounting Pronouncements
The table below describes the impacts of the ASUs adopted by the Company, effective January 1, 2023:

Standard	Summary of the Standard	Effective date Method of Adoption	Impact of the Standard on the Company's Financial Statements
ASU 2018-12,
Financial
Services—Insurance
(Topic 944): Targeted
Improvements to the
Accounting for Long-
Duration Contracts, as
amended by ASU 2019-09, Financial
Services—Insurance
(Topic 944): Effective
Date, as amended by
ASU
2020-11, Financial
Services—Insurance
(Topic 944): Effective
Date and Early
Application and as
amended by ASU 2022-05, Financial services—
Insurance (Topic 944):
Transition for Sold
Contracts	The guidance includes the following primary changes: assumptions supporting liabilities for future policy benefits and expenses will no longer be locked-in but must be updated at least annually with the impact of changes to the liability reflected in earnings (except for discount rates); the discount rate assumptions will be based on upper-medium grade (low credit risk) fixed-income instrument yield instead of the earnings rate of invested assets; the discount rate must be evaluated at each reporting date and the impact of changes to the liability estimate as a result of updating the discount rate assumption is required to be recognized in other comprehensive income; the provision for adverse deviation is eliminated; and premium deficiency testing is eliminated. Other noteworthy changes include the following: differing models for amortizing deferred acquisition costs will become uniform for all long-duration contracts based on a constant rate over the expected term of the related in-force contracts; all market risk benefits associated with deposit contracts must be reported at fair value with changes reflected in income except for changes related to credit risk which will be recognized in other comprehensive income: and disclosures will be expanded to include disaggregated roll forwards of the liability for future policy benefits, policyholder account balances, market risk benefits, separate account liabilities, and deferred acquisition costs, as well as information about significant inputs, judgments, assumptions and methods used in measurement.

In December 2022, the FASB issued guidance to provide
entities an accounting policy election to not apply the
accounting guidance to contracts or legal entities sold and derecognized before the effective date when the entity has no significant continuing involvement with them. The election may be applied on a transaction-by-transaction basis.	January 1, 2023, to be applied retrospectively or modified retrospectively to January 1, 2021 (with early adoption permitted)	The Company adopted this standard
as of January 1, 2023 using the
modified retrospective method on
liabilities for future policy benefits
and expenses to January 1, 2021 for
long-term care insurance contracts
that have been fully reinsured.

The adoption of this standard along
with the amended guidance on
transition has no impact on equity or
net income on the long-term care
contracts as they are fully reinsured
with third party reinsurers. However,
disclosure along with a rollforward
table on a gross basis on the
long-term care business is presented
in Note 10.
Future Adoption of Accounting Pronouncements
ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company's financial statements or disclosures. ASUs issued but not yet adopted as of December 31, 2023, that are currently being assessed and may or may not have a material impact on the Company's financial statements or disclosures are included.

Standard	Summary of the Standard	Effective date Method of Adoption	Impact of the Standard on the Company's Financial Statements
ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures	The guidance improves the transparency of income tax
disclosures by requiring (1) consistent categories and
greater disaggregation of information in the rate
reconciliation and (2) income taxes paid disaggregated by jurisdiction. It also includes certain other amendments to improve the effectiveness of income tax disclosures.	January 1, 2025 (with early adoption permitted for annual financial statements that have not yet been issued or made available for issuance).	The Company is assessing when the
standard will be adopted. The amended guidance has no impact to the Company’s consolidated financial statements and will have an insignificant impact on the Company’s income taxes disclosures.
3. ALLOWANCE FOR CREDIT LOSSES
The total allowance for credit losses is entirely related to reinsurance recoverables and was $0.3 million and $0.5 million as of December 31, 2023 and 2022, respectively.
For the year ended December 31, 2023, the net decrease in the allowance for credit losses that increased pre-tax income was $0.2 million, which is included in underwriting, general and administrative expenses.
Reinsurance Recoverables
As part of the Company’s overall risk and capacity management strategy, reinsurance is used to mitigate all risks underwritten by the Company. The Company is exposed to the credit risk of reinsurers, as the Company remains liable to insureds regardless of whether related reinsurance recoverables are collected. As of December 31, 2023 and 2022, reinsurance recoverables totaled $437.3 million and $452.7 million, respectively, the majority of which are protected from credit risk by various types of collateral or other risk mitigation mechanisms, such as trusts and letters of credit or by withholding the assets in a modified coinsurance or funds withheld arrangement.
The Company utilizes external credit ratings published by S&P Global Ratings, a division of S&P Global Inc., at the balance sheet date when determining the allowance. Where rates are not available, the Company assigns default credit ratings based on if the reinsurer is authorized or unauthorized. Of the total recoverables subject to the allowance, 100% were rated A- or better and 0% were rated BBB or BB for the year ended December 31, 2023; and 97% were rated A- or better and 3% were rated BBB or BB for the year ended December 31, 2022.
The following table presents the changes in the allowance for credit losses for reinsurance recoverables for the periods indicated:

Total
Balance, December 31, 2021	$0.3
Current period change for credit losses	0.2
Balance, December 31, 2022	0.5
Current period change for credit losses	$(0.2)
Balance, December 31, 2023	$0.3
For the year ended December 31, 2023, the current period change for credit losses was $(0.2) million, primarily due to an increase in collateral held as security under the reinsurance agreements. For the year ended December 31, 2022, the current period change for credit losses was $0.2 million. When determining the allowances as of December 31, 2023 and 2022, the Company did not increase default probabilities by reinsurer since there had been no credit rating downgrades or major negative credit indications of the Company's reinsurers that has impacted rating. The allowance may be increased and income reduced in future periods if there are future ratings downgrades or other measurable information supporting an increase in reinsurer default probabilities, including collateral reductions.

4. INVESTMENTS
The following tables show the cost or amortized cost, gross unrealized gains and losses, and fair value of the Company's fixed maturity securities as of the dates indicated:

	December 31, 2023
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed maturity securities:
U.S. government and government agencies and authorities	$1.9	$—	$(0.1)	$1.8
States, municipalities and political subdivisions	0.5	—	—	0.5
Foreign governments	0.2	—	—	0.2
Asset backed securities	0.1	—	—	0.1
Residential mortgage-backed	4.8	—	(0.7)	4.1
U.S. corporate	2.1	0.1	—	2.2
Foreign corporate	0.4	—	—	0.4
Total fixed maturity securities	$10.0	$0.1	$(0.8)	$9.3

	December 31, 2022
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed maturity securities:
U.S. government and government agencies and authorities	$1.9	$—	$(0.2)	$1.7
States, municipalities and political subdivisions	0.5	—	—	0.5
Foreign governments	0.3	—	—	0.3
Residential mortgage-backed	5.3	—	(0.8)	4.5
U.S. corporate	1.9	—	—	1.9
Foreign corporate	0.3	—	—	0.3
Total fixed maturity securities	$10.2	$—	$(1.0)	$9.2

The cost or amortized cost and fair value of fixed maturity securities at December 31, 2023 by contractual maturity are shown below. Actual maturities may differ from contractual maturities because issuers of the securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2023
	Cost or Amortized Cost	Fair Value
Due in one year or less	$2.0	$2.0
Due after one year through five years	1.8	1.7
Due after five years through ten years	1.3	1.4
Due after ten years	—	—
Total	5.1	5.1
Asset backed securities	0.1	0.1
Residential mortgage-backed	4.8	4.1
Total	$10.0	$9.3

The following table shows the major categories of net investment income for the periods indicated:

	Years Ended December 31,
	2023	2022	2021
Fixed maturity securities	$0.3	$1.3	$1.4
Short term investments	0.1	—	—
Total investment income	0.4	1.3	1.4
Investment expenses	—	—	(0.1)
Net investment income	$0.4	$1.3	$1.3
No material investments of the Company were non-income producing for the years ended December 31, 2023, 2022 and 2021.
The following table summarizes the proceeds from sales of available-for-sale fixed maturities and the gross realized gains and gross realized losses that have been recognized in the statement of operations as a result of those sales for the periods indicated:

	Years Ended December 31,
	2023	2022	2021
Proceeds from sales	$—	$29.4	$9.1
Gross realized gains	—	0.7	0.2
Gross realized losses	—	(1.8)	—
Net realized gains (losses) from sales of fixed maturity securities	$—	$(1.1)	$0.2
The following table sets forth the net realized gains (losses) recognized in the statement of operations for the periods indicated:

	Years Ended December 31,
	2023	2022	2021
Net realized gains (losses) related to sales:
Net realized gains (losses) from sales of fixed maturity securities	$—	$(1.1)	$0.2
The Company had fixed maturity securities of $0.8 million as of December 31, 2023 and 2022, on deposit with various governmental authorities as required by law.
5. FAIR VALUE DISCLOSURES
Fair Values, Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures
The fair value measurements and disclosure guidance defines fair value and establishes a framework for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company has categorized its recurring fair value basis financial assets and liabilities into a three-level fair value hierarchy based on the priority of the inputs to the valuation technique.
The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and takes into account factors specific to the asset or liability.
The levels of the fair value hierarchy are described below:
•  Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company can access.

•  Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active and inputs other than quoted prices that are observable in the marketplace for the asset or liability. The observable inputs are used in valuation models to calculate the fair value for the asset or liability.
•  Level 3 inputs are unobservable but are significant to the fair value measurement for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability. These inputs reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.
The Company reviews fair value hierarchy classifications on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.
The following tables present the Company's fair value hierarchy for assets and liabilities measured at fair value on a recurring basis as of December 31, 2023 and 2022. The amounts presented below for cash equivalents and assets held in and liabilities related to separate accounts differ from the amounts presented in the balance sheet because only certain investments or certain assets and liabilities within these line items are measured at estimated fair value. The fair value amount and the majority of the associated levels presented for assets and liabilities held in separate accounts are received directly from third parties.

	December 31, 2023
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
U.S. government and government agencies and authorities	$1.8	$—		$1.8		$—
States, municipalities and political subdivisions	0.5	—		0.5		—
Foreign governments	0.2	—		0.2		—
Asset-backed	0.1	—		0.1		—
Residential mortgage-backed	4.1	—		4.1		—
U.S. corporate	2.2	—		2.2		—
Foreign corporate	0.4	—		0.4		—
Short-term investments	1.6	1.6	(1)	—		—
Cash equivalents	0.7	0.7	(1)	—		—
Assets held in separate accounts	10.2	6.0	(2)	4.2	(3)	—
Total financial assets	$21.8	$8.3		$13.5		$—
Financial Liabilities
Liabilities related to separate accounts	$10.2	$6.0	(2)	$4.2	(3)	$—

	December 31, 2022
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
U.S. government and government agencies and authorities	$1.8	$—		$1.8		$—
States, municipalities and political subdivisions	0.5	—		0.5		—
Foreign governments	0.2	—		0.2		—
Residential mortgage-backed	4.5	—		4.5		—
U.S. corporate	1.9	—		1.9		—
Foreign corporate	0.3	—		0.3		—
Short-term investments	1.6	1.6	(1)	—		—
Cash equivalents	0.1	0.1	(1)	—		—
Assets held in separate accounts	10.1	4.8	(2)	5.3	(3)	—
Total financial assets	$21.0	$6.5		$14.5		$—
Financial Liabilities
Liabilities related to separate accounts	$10.1	$4.8	(2)	$5.3	(3)	$—
(1)  Primarily includes money market funds.
(2)  Primarily includes mutual funds and related obligations.
(3)  Primarily includes fixed maturity securities and related obligations.
Three different valuation techniques can be used in determining fair value for financial assets and liabilities: the market, income or cost approaches. The three valuation techniques described in the fair value measurements and disclosures guidance are consistent with generally accepted valuation methodologies.
The market approach valuation techniques use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. When possible, quoted prices (unadjusted) in active markets are used as of the period-end date (such as for mutual funds and money market funds). Otherwise, the Company uses valuation techniques consistent with the market approach including matrix pricing and comparables. Matrix pricing is a mathematical technique employed principally to value debt securities without relying exclusively on quoted prices for those securities but, rather, relying on the securities' relationship to other benchmark quoted securities. Market approach valuation techniques often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering both qualitative and quantitative factors specific to the measurement.
Income approach valuation techniques convert future amounts, such as cash flows or earnings, to a single present amount, or a discounted amount. These techniques rely on current market expectations of future amounts as of the period-end date.
Cost approach valuation techniques are based upon the amount that would be required to replace the service capacity of an asset at the period-end date, or the current replacement cost. That is, from the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
While not all three approaches are applicable to all financial assets or liabilities, where appropriate, the Company may use one or more valuation techniques. For all the classes of financial assets and liabilities included in the above hierarchy, the Company generally uses the market valuation technique.
Level 1 Securities
The Company's investments and liabilities classified as Level 1 as of December 31, 2023 and 2022, consisted of mutual funds and related obligations and money market funds that are publicly listed and/or actively traded in an established market.
Level 2 Securities
The Company values Level 2 securities using various observable market inputs obtained from a pricing service or asset manager. They prepare estimates of fair value measurements for the Company’s Level 2 securities using proprietary valuation models based on techniques such as matrix pricing which include observable market inputs. The fair value measurements and disclosures guidance defines observable market inputs as the assumptions market participants would use in pricing the asset or liability developed on market data obtained from sources independent of the Company. The extent of the use of each observable market input for a security depends on the type of security and the market conditions at the balance sheet date. Depending on the security, the priority of the use of observable market inputs may change as some observable market inputs may not be relevant or additional inputs may be necessary. The Company uses the following observable market inputs (“standard inputs”), listed in the approximate order of priority, in the pricing evaluation of Level 2 securities: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research data. Further details for level 2 investment types follow:
U.S. government and government agencies and authorities: U.S. government and government agencies and authorities securities are priced by the Company's pricing service utilizing standard inputs. Included in this category are U.S. Treasury securities which are priced using vendor trading platform data in addition to the standard inputs.
States, municipalities and political subdivisions: States, municipalities and political subdivisions securities are priced by the Company's pricing service using material event notices and new issue data inputs in addition to the standard inputs.
Foreign governments: Foreign government securities are priced by the Company's pricing service using standard inputs. The pricing service also evaluates each security based on relevant market information including relevant credit information, perceived market movements and sector news.
Residential mortgage-backed and asset-backed: Residential mortgage-backed and asset-backed securities are priced by the Company's pricing service and asset managers using monthly payment information and collateral performance information in addition to the standard inputs. Additionally, asset-backed securities utilize new issue data while residential mortgage-backed securities utilize vendor trading platform data.
U.S. and foreign corporate: Corporate securities are priced by the Company's pricing service using standard inputs. Non-investment grade securities within this category are priced by the Company's pricing service and asset managers using observations of equity and credit default swap curves related to the issuer in addition to the standard inputs.
Short-term investments, cash equivalents, and assets held in separate accounts and liabilities related to separate accounts: To price the fixed maturity securities and related obligations in these categories, the pricing service utilizes the standard inputs.
Valuation models used by the pricing service can change from period to period, depending on the appropriate observable inputs that are available at the balance sheet date to price a security.
Management evaluates the following factors in order to determine whether the market for a financial asset is inactive. The factors include:
•  whether there are few recent transactions,
•  whether little information is released publicly,
•  whether the available prices vary significantly over time or among market participants,
•  whether the prices are stale (i.e., not current), and
•  the magnitude of the bid-ask spread.
Illiquidity did not have a material impact in the fair value determination of the Company's financial assets as of December 31, 2023 or 2022.
The Company generally obtains one price for each financial asset. The Company performs a periodic analysis to assess if the evaluated prices represent a reasonable estimate of the financial assets' fair values. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include initial and on-going review of pricing service methodologies, review of the prices received from the pricing service, review of pricing statistics and trends, and comparison of prices for certain securities with two different appropriate price sources for reasonableness. Following this analysis, the Company generally uses the best estimate of fair value based upon all available inputs. On infrequent occasions, a non-pricing service source may be more familiar with the market activity for a particular security than the pricing service. In these cases, the price used is taken from the non-pricing service source. The pricing service provides information to indicate which securities were priced using market observable inputs so that the Company can properly categorize the Company's assets in the fair value hierarchy.
Fair Value of Financial Instruments Disclosures
The financial instruments guidance requires disclosure of fair value information about financial instruments, for which it is practicable to estimate such fair value. Therefore, it requires fair value disclosure for financial instruments that are not recognized or are not carried at fair value in the balance sheet. However, this guidance excludes certain financial instruments, including those related to insurance contracts.
For the financial instruments included within the following financial assets and financial liabilities, the carrying value in the balance sheet equals or approximates fair value. Please refer to the Fair Value Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures section above for additional information on the financial instruments included within the following financial assets and financial liabilities and the methods and assumptions used to estimate fair value:
•  Cash and cash equivalents;
•  Fixed maturity securities;
•  Short-term investments;
•  Assets held in separate accounts; and
•  Liabilities related to separate accounts.
In estimating the fair value of the financial instruments that are not recognized or are not carried at fair value in the balance sheet, the Company used the following methods and assumptions:
Policy reserves under investment products: the fair values for the Company's policy reserves under investment products are determined using discounted cash flow analysis. Key inputs to the valuation include projections of policy cash flows, reserve run-off, market yields and risk margins.
The following tables disclose the carrying value, fair value and hierarchy level of the financial instruments that are not recognized or are not carried at fair value in the balance sheet as of the dates indicated:

	December 31, 2023
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial Liabilities
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$4.8	$5.3	$—	$—	$5.3

	December 31, 2022
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial Liabilities
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$4.9	$5.1	$—	$—	$5.1
(1)  Only the fair value of the Company's policy reserves for investment-type contracts (those without significant mortality or morbidity risk) are reflected in the table above.
6. INCOME TAXES
The Company is subject to U.S. tax and files a U.S. consolidated federal income tax return with its Parent. All of the Company’s income comes from domestic sources. The components of income tax expense (benefit) were as follows for the periods indicated:

	Years Ended December 31,
	2023	2022	2021
Current expense	$(0.2)	$0.3	$0.3
Deferred expense (benefit)	0.2	(0.5)	—
Total income tax expense	$—	$(0.2)	$0.3

A reconciliation of the federal income tax rate to the Company's effective income tax rate follows:

	December 31,
	2023	2022	2021
Federal income tax rate:	21.0%	21.0%	21.0%
Reconciling items:
Tax exempt interest	(2.5)	0.6	(1.3)
Dividend received deduction	(2.1)	0.5	(0.3)
Other	(0.8)	(0.3)	—
Effective income tax rate:	15.6%	21.8%	19.4%
The Company had no liability for unrecognized tax benefits as of and for each of the years ended December 31, 2023, 2022, and 2021.The Company does not anticipate any significant increase in the unrecognized tax benefit within the next 12 months.
The Parent files its consolidated income tax returns in the U.S. and various state jurisdictions. The Parent has substantially concluded all U.S. federal income tax matters for years through 2015.
The tax effects of temporary differences that result in deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2023	2022
Deferred tax assets
Deferred acquisition costs	$1.6	$1.6
Deferred gain on disposal of business	0.1	0.1
Investments, net	0.2	0.3
Net unrealized appreciation on securities	0.2	0.2
Other	0.2	0.3
Total deferred tax assets	2.3	2.5

Deferred tax liabilities
Net unrealized appreciation on securities	—	—
Total deferred tax liabilities	—	—
Net deferred income tax assets	$2.3	$2.5
The calculation of the valuation allowance is made at the consolidated return group level. No cumulative valuation allowance has been recorded because it is management’s assessment that it is more likely than not that the gross deferred tax assets in the table above will be realized.
The Company’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income of the same character within the carryback or carryforward periods. In assessing future taxable income, the Company considered all sources of taxable income available to realize its deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in carryback years and tax-planning strategies. If changes occur in the assumptions underlying the Company’s tax-planning strategies or in the scheduling of the reversal of the Company’s deferred tax liabilities, a valuation allowance may need to be recorded in the future.
At December 31, 2023, the Company had no net operating loss, capital loss or tax credit carryforwards for U.S. federal income tax purposes.
7. STOCKHOLDER'S EQUITY
The Board of Directors of the Company has authorized 100,000 shares of common stock with a par value of $20 per share. All shares are issued and outstanding as of December 31, 2023 and 2022 and are owned by the Parent (see Note 1 to the Financial Statements). The Company paid cash dividends to its Parent of $0.0 million, $1.7 million, and $1.2 million during the years ended December 31, 2023, 2022 and 2021, respectively. The Company paid an extraordinary dividend, which was treated as a return of capital of $28.9 million, of which $28.3 million was non-cash during the year ended December 31, 2022.
The maximum amount of dividends which can be paid by State of New York insurance companies to shareholders without prior approval of the New York Department of Financial Services is subject to restrictions relating to statutory surplus (see as described in Note 8 to the Financial Statements).
8. STATUTORY INFORMATION
The Company prepares an Annual Statement on the basis of statutory accounting principles (“SAP”) prescribed or permitted by the New York State Department of Commerce. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.
The principal differences between SAP and GAAP are: 1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP; 2) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided; 3) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP; 4) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 5) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 6) certain assets are not admitted for purposes of determining surplus under SAP; 7) methodologies used to determine the amounts of deferred taxes are different under SAP than under GAAP; 8) the criteria for obtaining reinsurance accounting treatment is different under SAP than under GAAP, and SAP allows net presentation of insurance reserves and reinsurance recoverables; and 9) deferred gains on the sale through reinsurance are recognized as a surplus under SAP and as a liability under GAAP.
Reconciliations of net income and stockholder’s equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows:

	Net Income			Stockholder's Equity
	2023	2022	2021	2023	2022
Based on SAP	$(1.0)	$(0.1)	$1.1	$10.8	$11.8
Policy and claim reserves	1.1	—	—	1.1	—
Investment valuation difference	—	—	(0.1)	(0.7)	(1.0)
Current income taxes	(0.2)	—	—	(0.2)	—
Deferred taxes	(0.2)	0.5	—	0.3	0.4
Deferred gain on disposal of businesses and gains on disposal of businesses	—	—	0.1	(0.4)	(0.6)
Other differences	0.5	(1.0)	0.1	1.2	1.2
Based on GAAP	$0.2	$(0.6)	$1.2	$12.1	$11.8
Insurance enterprises are required by state insurance departments to adhere to minimum risk based capital ("RBC") requirements developed by the NAIC. As of December 31, 2023, the Company exceeded minimum RBC requirements.
The payment of dividends to the Parent are restricted as to the amount by state regulatory requirements. No dividends were declared or paid during the year ended December 31, 2023. The Company declared and paid ordinary cash dividends of $1.1 million during the year ended December 31, 2022. The company declared and paid extraordinary cash and invested assets dividends of $0.6 million and $28.3 million, respectively, during the year ended December 31, 2022. A dividend is considered extraordinary when combined with all other dividends and distributions made within the preceding 12 months exceeds the lesser of 10% of the insurer’s surplus as regards to policyholders on December 31 of the preceding year, or the net gain from operations, or exceeds 30 percent of its surplus to policyholders. Without specific approval from the New York Department of Financial Services, dividends may only be paid out of earned surplus. The Company, under state regulatory requirements, is not able to dividend to the Parent in 2024 without permission from the New York Department of Financial Services. No assurance can be given that there will not be further regulatory actions restricting the ability of the Company to pay dividends.

9. REINSURANCE
The Company has predominantly sold all of its business through reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance as of the dates indicated:

	2023	2022
Ceded future policyholder benefits and expense	$335.0	$348.6
Ceded unearned premium	1.9	2.0
Ceded claims and benefits payable	100.6	101.8
Ceded paid losses	(0.2)	0.3
Total	$437.3	$452.7
A key credit quality indicator for reinsurance is the A.M. Best Company ("A.M. Best") financial strength ratings of the reinsurer. A.M. Best financial strength ratings are an independent opinion of a reinsurer’s ability to meet ongoing obligations to policyholders. The A.M. Best ratings for the reinsurers in new reinsurance agreements where there is material credit exposure are reviewed at the time of execution. The A.M. Best ratings for existing reinsurance agreements are reviewed on a quarterly basis, or sooner based on developments. The following table provides the reinsurance recoverable as of December 31, 2023 grouped by A.M. Best financial strength ratings:

A.M. Best ratings of reinsurer	Ceded future policyholder benefits and expense	Ceded unearned premiums	Ceded claims and benefits payable	Ceded paid losses	Total
A++ or A+	$330.1	$1.9	$100.6	$0.1	$432.7
B++ or B+	4.9	—	—	—	4.9
Total	335.0	1.9	100.6	0.1	437.6
Less: Allowance	—	—	—	(0.3)	(0.3)
Total Reinsurance recoverable	$335.0	$1.9	$100.6	$(0.2)	$437.3
The Company has used reinsurance to exit certain businesses, including the disposals of AEB, FFG and LTC. The reinsurance recoverables relating to these dispositions amounted to $436.9 million as of December 31, 2023. The three reinsurers with the largest reinsurance recoverable balances relating to these dispositions were Sun Life, John Hancock, and Talcott Resolution (formerly owned by The Hartford). The A.M. Best financial strength ratings of these three insurers were A+, A+ and B++, respectively. A.M. Best currently maintains a stable outlook on the financial strength ratings of Sun Life, John Hancock and Talcott Resolution. Most of the assets backing reserves relating to reinsurance recoverables from Sun Life, John Hancock and Talcott Resolution are held in trust. If these reinsurers become insolvent, the Company would be exposed to the risk that assets in the trusts and/or the separate accounts would be insufficient to support the liabilities that would revert back to the company.
The following table presents the reinsurance recoverable from John Hancock, Sun Life, Talcott Resolution, and other reinsurers as of December 31, 2023 and 2022.

	Years Ended December 31,
Reinsurer	2023	2022
John Hancock	$416.1	$430.0
Sun Life	16.1	17.4
Talcott Resolution	4.7	4.9
Other reinsurers	0.4	0.4
Total	$437.3	$452.7
The largest risk is with John Hancock. As of December 31, 2023 there is $879.4 million held in trust to support the coinsurance arrangement. If the value of the assets in this trust falls below the value of the associated statutory liabilities, John Hancock will be required to put more assets in the trust.
Refer to Note 2 for additional information on the methodology.

The effect of reinsurance on premiums earned and benefits incurred was as follows for the period indicated:

	Years Ended December 31,
	2023			2022			2021
	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total
Direct earned premiums	$6.5	$0.3	$6.8	$7.0	$0.4	$7.4	$8.1	$0.6	$8.7
Premiums ceded	(6.5)	(0.1)	(6.6)	(7.0)	(0.1)	(7.1)	(8.1)	(0.1)	(8.2)
Net earned premiums	$—	$0.2	$0.2	$—	$0.3	$0.3	$—	$0.5	$0.5
Direct policyholder benefits	$31.4	$1.3	$32.7	$30.3	$1.4	$31.7	$31.9	$0.5	$32.4
Policyholder benefits ceded	(31.4)	(1.2)	(32.6)	(30.3)	(0.9)	(31.2)	(31.9)	(0.3)	(32.2)
Net policyholder benefits	$—	$0.1	$0.1	$—	$0.5	$0.5	$—	$0.2	$0.2
The Company utilizes ceded reinsurance for loss protection and capital management, client risk and profit sharing and business divestitures.
Business Divestitures
As referenced in Note 1, the Company has used reinsurance or coinsurance to sell certain businesses, such as for the disposals of AEB, FFG and LTC.
The reinsurance agreement associated with the FFG sale also stipulates that Talcott Resolution contributes funds to increase the value of the separate account assets relating to annuity business sold if such value declines below the value of the associated liabilities. If Talcott Resolution fails to fulfill these obligations, the Company will be obligated to make these payments.
In addition, the Company would be responsible for administering all of the reinsured or coinsured businesses in the event of reinsurer or coinsurer insolvency. The Company does not currently have the administrative systems and capabilities to process these businesses. Accordingly, the Company would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers or coinsurers of these businesses. The Company might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition.
As of December 31, 2023, the Company was not aware of any regulatory actions taken with respect to the solvency of the insurance subsidiaries of Sun Life, John Hancock, or Talcott Resolution that reinsure the AEB, FFG and LTC businesses, and the Company has not been obligated to fulfill any of such reinsurers’ obligations.
Sun Life, John Hancock, and Talcott Resolution have paid their obligations when due and there have been no disputes.

10. RESERVES
Short Duration Contracts
The Company’s short duration contracts are mainly comprised of disposed and run-off business. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 to the Financial Statements for further information.
Disposed and Run-off Short Duration Insurance Lines
Run-off business includes certain medical policies no longer offered and AEB policies disposed of via reinsurance. Reserves for previously disposed business are included in the Company’s reserves in accordance with the insurance guidelines. The Company maintains an offsetting reinsurance recoverable related to the AEB reserves. See Note 9 to the Financial Statements for further information.
Long Duration Contracts
The Company’s long duration contracts are primarily comprised of life insurance policies (no longer offered), FFG and LTC disposed businesses. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 to the Financial Statements for further information.
Disposed and Run-off Long Duration Insurance Lines
Reserves for previously disposed FFG and LTC businesses are included in the Company’s reserves in accordance with the insurance guidance. The Company maintains an offsetting reinsurance recoverable related to these reserves. See Note 9 to the Financial Statements for additional information on previously disposed business.

The following table presents the balances and changes in the long-term care future policy benefits and expense reserve:

	Years Ended December 31,
	2023	2022	2021
Present value of expected net premiums
Balance, beginning of period	$34.2	$37.1	$44.4
Beginning balance at original discount rate	33.4	29.2	33.7
Effect of changes in cash flow assumptions (1)	1.5	9.4	(3.2)
Effect of actual variances from expected experience	3.5	(2.7)	(2.4)
Adjusted beginning of period balance	38.4	35.9	28.1
Experience variance (2)	—	(0.3)	2.4
Interest accrual	2.8	4.6	6.0
Net premiums collected	(4.7)	(6.8)	(7.3)
Ending balance at original discount rate	36.5	33.4	29.2
Effect of changes in discount rate assumptions	(0.1)	0.8	7.9
Balance, end of period	$36.4	$34.2	$37.1

Present value of expected future policy benefits
Balance, beginning of period	$462.4	$658.5	$683.2
Beginning balance at original discount rate	444.4	430.0	421.7
Effect of changes in cash flow assumptions (1)	—	12.3	(1.2)
Effect of actual variances from expected experience	4.4	(3.3)	(2.7)
Adjusted beginning of period balance	448.8	439.0	417.8
Experience variance (2)	1.0	(1.2)	(0.4)
Interest accrual	19.5	24.7	29.3
Benefit payments	(16.3)	(18.1)	(16.7)
Ending balance at original discount rate	453.0	444.4	430.0
Effect of changes in discount rate assumptions	(2.4)	18.0	228.5
Balance, end of period	$450.6	$462.4	$658.5

Net future policy benefits and expenses	$414.2	$428.2	$621.4
Related reinsurance recoverable	414.2	428.2	621.4
Net future policy benefits and expenses, after reinsurance recoverable	$—	$—	$—

Weighted-average liability duration of the future policy benefits and expenses (in years)	12.0	12.7	13.0
(1) The increase for the years ending December 31, 2023 and 2022 was primarily due to historical experience reflecting a decreasing trend in lapse and mortality rates on the long-term care insurance products. The decrease for the years ending December 31, 2021 was primarily due to reduced expense assumptions.
(2) Experience variance includes adverse development resulting from the allocation of the premium deficiency reserve to the cohort level for the issue years where net premiums exceed gross premiums.
The following table presents a reconciliation of the long-term care net future policy benefits and expenses to the future policy benefits and expenses reserve in the balance sheet:

	December 31, 2023	December 31, 2022
Long-term care	$414.2	$428.2
Other	6.7	6.7
Total	$420.9	$434.9

The following table presents the amount of undiscounted expected future benefit payments and expected gross premiums for the long-term care insurance contracts:

	December 31, 2023	December 31, 2022
Expected future benefits payments	$829.3	$850.0
Expected future gross premiums	$69.4	$76.2
The following table presents the amount of long-term care revenue and interest recognized in the statements of operations:

	Years Ended December 31,
	2023	2022	2021
Gross premiums	$1.5	$1.7	$1.9
Interest expense (original discount rate)	$5.6	$4.7	$5.1
The following table presents the weighted-average interest rate for long-term care insurance contracts:

	December 31, 2023	December 31, 2022
Interest expense (original discount rate)	5.95%	5.95%
Current discount rate	6.01%	5.52%
Concurrent with the transition period beginning January 1, 2021 for the adoption of ASU 2018-12, the Company elected to account for the long-term care insurance contracts using reserve updates on a quarter lag whereby the September 30, 2020 cash flow and other assumptions are used for the pre-adoption December 31, 2020 future policy benefits and expenses reserve. Under the modified retrospective method, the long-term care insurance contracts are grouped into cohorts based on the contract’s issue year. Premium deficiency reserves are allocated proportional to the cohort’s reserve balance as of the transition date of December 31, 2020. At the cohort level, the NPR calculation is performed, and the unlocking of the NPR for cohorts in excess of 100% is recognized through opening retained earnings. A balance sheet remeasurement of the revised future policy benefits and expenses reserve is recorded using the current discount rate as of December 31, 2020 with the remeasurement amount recorded through AOCI.
Discount rate changes between the original and current discount rate as of December 31, 2020 were significant. The original discount rate at transition is a spot rate of 5.95% which is based on the most recent premium deficiency unlocking discount rate prior to transition using asset yields from investments allocated to the product at the time of the unlocking of the assumption. The current discount rate at transition was 1.69% reflecting prevailing interest rates as of December 31, 2020. The amended guidance has no impact to the statement stockholders’ equity or net income on the long-term care insurance contracts as the reserves are fully reinsured.
The following table illustrates the impact of adoption on the long-term care insurance contracts:

Future Policy Benefits and Expenses, pre-adoption December 31, 2020	$386.4
Effect of the remeasurement of the liability at current discount rate	250.8
Adjustment for loss contracts with NPR in excess of 100% under the modified retrospective approach	1.6
Adjusted balance, beginning of January 1, 2021	638.8
Less: reinsurance recoverable	(638.8)
Future Policy Benefits and Expenses, beginning of year January 1, 2021, net of reinsurance	$—
The following table presents the effect of transition adjustments on stockholders' equity:

January 1, 2021
Retained Earnings	Accumulated Other Comprehensive Loss
$(1.6)	$(250.8)
Reserve Roll Forward
The following table provides a roll forward of the Company’s beginning and ending claims and benefits payable balances. Claims and benefits payable is the liability for unpaid loss and loss adjustment expenses and are comprised of case and IBNR reserves.

Since unpaid loss and loss adjustment expenses are estimates, the Company’s actual losses incurred may be more or less than the Company’s previously developed estimates, which is referred to as either unfavorable or favorable development, respectively.
The best estimate of ultimate loss and loss adjustment expenses is generally selected from a blend of methods that are applied consistently each period. There have been no significant changes in the methodologies and assumptions utilized in estimating the liability for unpaid loss and loss adjustment expenses for any of the periods presented.

	Years Ended December 31,
	2023	2022	2021
Claims and benefits payable, at beginning of year	$17.1	$19.1	$22.5
Less: Reinsurance ceded and other	(17.0)	(19.0)	(22.4)
Net claims and benefits payable, at beginning of year	0.1	0.1	0.1
Incurred losses and loss adjustment expenses related to:
Current Year	0.9	0.1	0.3
Prior years	(0.8)	—	—
Total incurred losses and loss adjustment expenses	0.1	0.1	0.3
Paid losses and loss adjustment expenses related to:
Current year	0.1	0.1	0.2
Prior years	—	—	0.1
Total paid losses and loss adjustment expenses	0.1	0.1	0.3
Net claims and benefits payable, at end of year	0.1	0.1	0.1
Plus: Reinsurance ceded and other	15.6	17.0	19.0
Claims and benefits payable, at end of year	$15.7	$17.1	$19.1

11. ACCUMULATED OTHER COMPREHENSIVE INCOME
Certain amounts included in the statement of comprehensive income are net of reclassification adjustments. The following tables summarize those reclassification adjustments (net of taxes) for the periods indicated:

Year Ended December 31, 2023
Accumulated other comprehensive income (1)
Balance at December 31, 2022	$(0.7)
Change in accumulated other comprehensive income (loss) before reclassifications	0.1
Amounts reclassified from accumulated other comprehensive income (loss)	—
Net current-period other comprehensive income (loss)	0.1
Balance at December 31, 2023	$(0.6)

Year Ended December 31, 2022
Accumulated other comprehensive income (1)
Balance at December 31, 2021	$2.2
Change in accumulated other comprehensive income (loss) before reclassifications	(3.8)
Amounts reclassified from accumulated other comprehensive income (loss)	0.9
Net current-period other comprehensive income (loss)	(2.9)
Balance at December 31, 2022	$(0.7)

Year Ended December 31, 2021
Accumulated other comprehensive income (1)
Balance at December 31, 2020	$3.4
Change in accumulated other comprehensive income (loss) before reclassifications	$(1.1)
Amounts reclassified from accumulated other comprehensive income (loss)	$(0.1)
Net current-period other comprehensive income (loss)	$(1.2)
Balance at December 31, 2021	$2.2
(1) Accumulated other comprehensive income consists of net unrealized gains on securities.
The following tables summarize the reclassifications out of AOCI for the periods indicated:

Details about AOCI components	Amount reclassified from AOCI			Affected line item in the statement where net income is presented
	Years Ended December 31,
	2023	2022	2021
Net unrealized gains (losses) on securities	$—	$1.1	$(0.1)	Net realized gains (losses) on investments
Tax effect	—	(0.2)	—	Provision for income taxes
Total reclassifications for the period	$—	$0.9	$(0.1)	Net of tax
12. RELATED PARTY TRANSACTIONS
The Company receives various services from the Parent and its affiliates. These services include assistance in corporate insurance, accounting, tax, auditing, investment, information technology, actuarial, property management and other administrative functions. The net amounts paid for services and obligations to the Parent and its affiliates for the years ended December 31, 2023, 2022 and 2021 were $0.4 million, $0.5 million, $0.3 million, respectively. The Parent also pays all income tax payments on behalf of the Company. The income tax payments made by the Parent were $0.1 million, $0.3 million and $0.2 million for the years ended December 31, 2023, 2022 and 2021, respectively. Administrative expenses allocated to the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.
13. COMMITMENTS AND CONTINGENCIES
Legal and Regulatory Matters
The Company is involved in a variety of litigation and legal and regulatory proceedings relating to its current and past business operations and, from time to time, it may become involved in other such actions. The Company continues to defend itself vigorously in these proceedings. The Company has participated and may participate in settlements on terms that the Company considers reasonable.
The Company has established an accrued liability for certain legal and regulatory proceedings. The possible loss or range of loss resulting from such litigation and regulatory proceedings, if any, in excess of the amounts accrued is inherently unpredictable and uncertain. Consequently, no reasonable estimate can be made of any possible loss or range of loss in excess of the accrual. Although the Company cannot predict the outcome of any pending legal or regulatory proceeding, or the potential losses, fines, penalties or equitable relief, if any, that may result, it is possible that such outcome could have a material adverse effect on the Company's results of operations or cash flows for an individual reporting period. However, on the basis of currently available information, management does not believe that the pending matters are likely to have a material adverse effect, individually or in the aggregate, on the Company's financial condition.

Union Security Life Insurance Company of New York
As of December 31, 2023
Schedule I — Summary of Investments
Other-Than-Investments in Related Parties

	Cost or Amortized Cost	Fair Value	Amount at which shown in balance sheet
	(in millions)
Fixed maturity securities:
U.S. government and government agencies and authorities	$1.9	$1.8	$1.8
States, municipalities and political subdivisions	0.5	0.5	0.5
Foreign governments	0.2	0.2	0.2
Asset backed securities	0.1	0.1	0.1
Residential mortgage-backed	4.8	4.1	4.1
U.S. corporate	2.1	2.2	2.2
Foreign corporate	0.4	0.4	0.4
Total fixed maturity securities	10.0	9.3	9.3
Short-term investments	1.6	1.6	1.6
Total investments	$11.6	$10.9	$10.9

Union Security Life Insurance Company of New York
as of December 31, 2023, 2022 and 2021 and for the years then ended
Schedule III — Supplementary Insurance Information

	Future policy benefits and expenses	Unearned premiums	Claims and benefits payable	Premium revenues	Net investment income	Benefits claims, losses and settlement expenses	Other operating expenses*
	(in millions)
2023	$420.9	$1.9	$15.7	$0.2	$0.4	$0.1	$0.5
2022	$434.9	$2.0	$17.1	$0.3	$1.3	$0.5	$1.0
2021	$628.3	$2.2	$19.2	$0.5	$1.3	$0.2	$0.5
* Includes underwriting, general and administrative expenses.

Union Security Life Insurance Company of New York
Schedule IV — Reinsurance

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
	(in millions)
Year Ended December 31, 2023
Life Insurance in Force	$14.9	$12.4	$—	$2.5	—%
Premiums:
Life insurance	$0.1	$0.1	$—	$—	—%
Accident and health insurance	6.7	6.5	—	0.2	—%
Total earned premiums	$6.8	$6.6	$—	$0.2	—%
Benefits:
Life insurance	$0.7	$0.7	$—	$—	—%
Accident and health insurance	32.0	31.9	—	0.1	—%
Total policyholder benefits	$32.7	$32.6	$—	$0.1	—%

Year Ended December 31, 2022
Life Insurance in Force	$16.7	$13.7	$—	$3.0	—%
Premiums:
Life insurance	$0.2	$0.2	$—	$—	—%
Accident and health insurance	7.2	6.9	—	0.3	—%
Total earned premiums	$7.4	$7.1	$—	$0.3	—%
Benefits:
Life insurance	$0.5	$0.5	$—	$—	—%
Accident and health insurance	31.2	30.7	—	0.5	—%
Total policyholder benefits	$31.7	$31.2	$—	$0.5	—%

Year Ended December 31, 2021
Life Insurance in Force	$29.5	$15.8	$—	$13.7	—%
Premiums:
Life insurance	$0.8	$0.7	$—	$0.1	—%
Accident and health insurance	7.9	7.5	—	0.4	—%
Total earned premiums	$8.7	$8.2	$—	$0.5	—%
Benefits:
Life insurance	$1.4	$1.3	$—	$0.1	—%
Accident and health insurance	31.0	30.9	—	0.1	—%
Total policyholder benefits	$32.4	$32.2	$—	$0.2	—%